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                                                                   EXHIBIT 10.22

                                 LEASE AGREEMENT

1. Parties. This Lease, dated for reference purposes only, June 3, 1996, is made by and between SOUTH BAY/EDENVALE ASSOCIATES, a California general partnership, ("Landlord"), and WESTERN DIGITAL CORPORATION, a Delaware corporation ("Tenant").

2. Premises. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, upon the terms and conditions hereinafter set forth, those certain premises (the "Premises") presently known, as of the date of this Lease, as 5853 Rue Ferrari Drive, situated in the City of San Jose, County of Santa Clara, State of California, described as follows: for purposes of this Lease, the rentable square footage area of the Building shall be deemed to be approximately one hundred twenty-nine thousand six hundred (129,600) square feet located in that building commonly known as Building A (the "Building"), as shown cross-hatched on the site plan (the "Site Plan") attached hereto as Exhibit "A". The Building is located on a parcel legally described on Exhibit "B" attached hereto (the "Parcel") containing one other building, known as and referred to herein as "Building B" and a connecting corridor between Buildings "A" and "B", known as and referred to herein as "Building C." The total square footage of Building A and Building B is approximately two hundred eighty-six three hundred thirty square feet (286,330) (the "Buildings") as shown on the Site Plan. For purposes of calculating the Monthly Installment of Rent to be paid by Tenant for use of the Premises and calculating Tenant's Pro Rata Share (as defined in Section 7B below) fifty percent (50%) of the rentable square footage of Building C (which is equal to approximately one thousand three hundred twenty-five (1,325) square feet) has been added to the approximate square footage of Building A, resulting in a total rentable square footage of one hundred thirty thousand nine hundred twenty-five (130,925) square feet for the Premises. In the event Landlord subdivides the Parcel in the future into two (2) or more legal parcels, the term "Parcel" shall thereafter refer to the legal parcel on which the Premises are located, provided, any such subdivision shall not impair or reduce Tenant's parking rights under this Lease or access to the Premises. Landlord shall not be required to make any alterations, additions or improvements to the Premises except as set forth in this Lease, and the Premises shall be leased to Tenant in an "as-is" condition except as specifically provided in this Lease. Tenant shall construct all improvements to the Premises in accordance with Exhibit "C".

3. Term. The term of this Lease ("Lease Term") shall be for ten (10) years, commencing on August 1, 1996 (the "Commencement Date") and ending on July 31, 2006, unless sooner terminated pursuant to any provision hereof. If for any reason Landlord has not delivered possession of the Premises to Tenant on or before June 15, 1996, then Tenant shall have the option, exercisable by written notice given to Landlord within ten (10) days thereafter, to terminate this Lease. Upon exercising such option, all rights and obligations of Landlord and Tenant under this Lease shall terminate ab initio, and Landlord shall promptly refund to Tenant all prepaid rent paid by Tenant to Landlord in connection with this Lease. Notwithstanding any earlier completion of construction by Tenant, Tenant shall not be obligated to pay the Monthly Installment of rent, and Common Area Charges until the Commencement Date.

4.       Rent.

         A. Time of Payment. Tenant shall pay to Landlord as rent for the Premises the sum specified in Paragraph 4.B below (the "Monthly Installment") each month in advance on the first day of each calendar month, without deduction or offset, prior notice or demand, commencing on the Commencement Date and continuing through the term of this Lease,

                                      -1-

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         together with such additional rents as are payable by Tenant to
         Landlord under the terms of this Lease. The Monthly Installment for any period during the Lease Term which period is less than one (1) full month shall be a prorata portion of the Monthly Installment based on the actual number of days in such month.

B.       Monthly Installment.

         (1) Initial Monthly Installment. The initial Monthly Installment of rent payable each month during the period from August 1, 1996 through and including July 31, 1998, shall be the sum of One Hundred Eight Thousand Thirteen and no/100ths Dollars ($108,013.00) per month.

         (2) Rental Adjustments. During the Lease Term, the Monthly Installment of rent shall be adjusted as follows:

         Upon commencement of the twenty-fifty (25th); forty-ninth (49th); seventy-third (73rd); and ninety-seventh (97th) months of the Lease Term ("Rental Adjustment Periods"), the Monthly Installment of rent shall be adjusted by multiplying the Monthly Installment of rent payable during the period immediately prior to the Rental Adjustment Period by one hundred eight and sixteen hundredths percent (108.16%), which results in the following rental schedule:

Months of Lease Term                                Monthly Installment
--------------------                                -------------------
       01 - 24                                      $108,013.00 per month
       25 - 48                                      $116,827.00 per month
       49 - 72                                      $126,360.00 per month
       73 - 96                                      $136,671.00 per month
       97 - 120                                     $147,823.00 per month

C. Late Charge. Tenant acknowledges that late payment by Tenant to Landlord of rent and other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any mortgage or deed of trust covering the Premises. Accordingly, if any installment of rent or any other sum due from Tenant shall not be received by Landlord within ten (10) days after such amount shall be due, Tenant shall pay to Landlord, as additional rent, a late charge equal to four percent (4%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of its other rights and remedies granted hereunder.

D. Additional Rent. All taxes, insurance premiums, Common Area Charges, late charges, costs and expenses which Tenant is required to pay hereunder, together with all interest and penalties that may accrue thereon in the event of Tenant's failure to pay such amounts, shall be deemed to be additional rent ("Additional Rent") and shall be paid in addition to the Monthly Installment of rent.

         E. Place of Payment. Rent shall be payable in lawful money of the United States of America to Landlord at 511 Division Street, Campbell CA, or to such other person(s) or at such other place(s) as Landlord may designate in writing.

         F. Advance Payment. Concurrently with the execution of this Lease, Tenant shall pay to Landlord the sum of One Hundred Eight Thousand Thirteen and no/100ths Dollars ($108,013.00) to be applied to the Monthly Installment of rent first accruing under this Lease.

5.       Security Deposit. [INTENTIONALLY DELETED.]

6. Use of Premises. Tenant shall use the Premises only in conformance with governmental laws, regulations, rules and ordinances applicable to Tenant's business operations at and use of the Premises for the purpose of general office, marketing, sales, warehousing, distribution, light industrial manufacturing and assembly, research and development of electronics products, and any other related and legally permitted uses, and for no other purpose. Tenant shall indemnify, protect, defend, and hold Landlord harmless against any loss, expense, damage, attorneys' fees or liability arising solely out of the failure of Tenant to comply with any applicable law. Tenant shall not commit or suffer to be committed, any waste upon the Premises, or any nuisance, or other acts or things which may disturb the quiet enjoyment of any other tenant in the buildings adjacent to the Premises, or allow any sale by auction upon the Premises (except at the expiration or earlier termination of the Lease, Tenant may auction equipment in place from the Premises), or allow the Premises to be used for any unlawful purpose, or place any loads upon the floor, walls or ceiling which endanger the structure, or place any harmful liquids in the drainage system of the Building. No waste materials or refuse shall be dumped upon or permitted to remain upon any part of the Premises outside of the Building proper, except in trash containers placed inside exterior enclosures designated for that purpose by Landlord. No materials, supplies, equipment, finished products or semi-finished products, raw materials or articles of any nature shall be stored upon or permitted to remain on any portion of the Premises outside of the Building proper, except that Tenant may store its personal property in the storage areas or in the loading dock areas (comprising part of the Building A Exclusive Areas described in Paragraph 11A. below) exclusively reserved for Tenant's use and identified on the Site Plan attached hereto as Exhibit "A." Such storage shall be in compliance with all laws, rules, and regulations applicable thereto. Tenant's use of the Premises shall be subject to with the terms of Paragraph 39 below.

7.       Taxes and Assessments.

         A. Tenant's Property. Tenant shall pay before delinquency any and all taxes and assessments, license fees and public charges levied, assessed or imposed upon or against Tenant's fixtures, equipment, furnishings, furniture, appliances and personal property installed or located on or within the Premises. Tenant shall cause said fixtures, equipment, furnishings, furniture, appliances and personal property to be assessed and billed separately from the real property of Landlord. If any of Tenant's said personal property shall be assessed with Landlord's real property, Tenant shall pay Landlord the taxes attributable to Tenant within thirty (30) days after receipt of a written statement from Landlord setting forth the taxes applicable to Tenant's property, together with a copy of Landlord's tax bill therefor.

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         B.       Property Taxes. Tenant shall pay, as additional rent, its Pro
                  Rata Share (as defined below) of all Property Taxes levied or assessed with respect to the land comprising the Parcel and with respect to all buildings and improvements located on the Parcel which become due or accrue during die term of this Lease. Provided that Landlord bills Tenant at least thirty
                  (30) days prior to the delinquency date of such Property Taxes, Tenant shall pay such Property Taxes to Landlord at least ten (10) days prior to the delinquency date, and if Tenant fails to do so, Tenant shall reimburse Landlord, on demand, for all interest, late fees and penalties that the taxing authority charges Landlord. If Landlord bills Tenant less than thirty (30) days prior to the delinquency date of such Property Taxes, Tenant shall pay such Property Taxes to Landlord within thirty (30) days of the date of delivery of such bill to Tenant. Landlord's bill to Tenant shall include a copy of Landlord's tax bill from the taxing authority. In the event Landlord's mortgagee requires an impound for Property Taxes, then on the first day of each month during die Lease Term (commencing not less than thirty (30) days after written notice to Tenant that such impound account is so required), Tenant shall pay Landlord one twelfth (1/12) of its annual share of such Property Taxes. - Tenant's liability hereunder shall be prorated to reflect the Commencement Date and termination date of this Lease. If the amount of any such impound installment payments paid by Tenant exceeds Tenant's actual share of such Property Taxes after payment to the applicable taxing authority (exclusive of any interest or penalties arising from late payment) such excess shall be refunded to Tenant within thirty (30) days after the payment is made to the taxing authority.

                  As used in this Lease, the term "Tenant's Pro Rata Share" shall mean a fraction, expressed as a percentage, the numerator of which is the number of square feet of floor space contained in the Premises, inclusive of fifty percent of the square footage of Building C (130,925 square feet), and the denominator of which is the number of square feet of floor space contained in all of the Buildings (286,330 square feet) located on the Parcel. As of the Commencement Date, Tenant's Pro Rata Share is forty-five and seventy-three hundredths percent (45.73%).

                  For the purpose of this Lease, "Property Taxes" means and includes all taxes, assessments (including, but not limited to, assessments for public improvements or benefits), taxes based on vehicles, utilizing parking areas, taxes based or measured by the rent paid, payable or received under this Lease, taxes based upon, allocable to, or measured by the area of the Premises or the Buildings or the Parcel; taxes upon or with respect to the possession, leasing, operation, management, maintenance, alteration or repair of the Premises or any portion thereof; gross receipts tax, sales and/or use tax, water tax, sewer tax, employee tax, occupational license tax imposed upon Landlord or Tenant with respect to the Premises, any tax upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises, taxes on the value, use, or occupancy of the Premises, the Buildings and/or the Parcel, Environmental Surcharges, and all other governmental impositions and charges of every kind and nature whatsoever, whether or not customary or within the contemplation of the parties hereto and regardless of whether the same shall be extraordinary or ordinary, general or special, unforeseen or foreseen, or similar or dissimilar to any of the foregoing which, at any time during the Lease Term, shall be applicable to the Premises, the Buildings and/or the Parcel or assessed, levied or imposed upon the Premises, the Buildings and/or the Parcel, or become due and payable and a lien or charge upon the Premises, the Buildings and/or the Parcel, or any part thereof, under or by virtue of any present or future laws, statutes, ordinances, regulations or other requirements of any governmental authority whatsoever. The term "Environmental Surcharges" shall mean and include any and all expenses, taxes, charges or penalties imposed by the Federal Department of Energy, the Federal Environmental protection Agency, the Federal Clean Air Act, or any regulations promulgated thereunder or any other local, state or federal governmental agency or entity now or hereafter vested with the power to impose taxes, assessments, or other types of surcharges as a means of controlling or abating environmental pollution or the use of energy. The term "Property Taxes" shall not include (a) any federal, state or local income, franchise, estate, gift or inheritance tax, (b) any transfer taxes, recording fees, or monument preservation fees, (c) any license or similar fees imposed to permit the conduct of Landlord's business, (d) that portion of any tax, fee or encumbrance that would otherwise come within the definition of "Property Taxes" but which is assessed or imposed with respect to the operations, activities of any tenant or occupant other than Tenant, (e) fuel taxes on Landlord's vehicles, sales taxes on Landlord's purchases, withholding taxes for Landlord's employees and Landlord's business license, (f) any tax imposed on Landlord as a result of it financing or refinancing the Parcel, or any portion thereof, or as a result of Landlord's secured lender foreclosing on the Parcel (except Property Taxes shall include any increased taxes resulting from a change of ownership following any foreclosure of the Parcel), or (g) any interest or penalties imposed as a result of Landlord's failure to comply with applicable law, including, without limitation, Landlord's failure to pay its taxes timely, unless such failure arises from Tenant's acts, negligence, willful misconduct or breach of this Lease. The term "Environmental Surcharge" shall not include any expense, tax, penalty or other charges imposed as a result of (a) any environmental contamination not caused by Tenant or its Agents, (b) the operations or activities of any tenant or occupant other than Tenant, or (c) Landlord's failure to comply with applicable law, unless such failure arises from Tenant's acts, negligence, willful misconduct or breach of this Lease.

8.       Insurance.

         A. Indemnity. Tenant agrees to indemnify, protect and defend Landlord against and hold Landlord harmless from any and all claims, causes of action, judgments, obligations or liabilities, and all reasonable expenses incurred in investigating or resisting the same (including reasonable attorneys' fees), on account of, or arising out of, the operation, maintenance, use or occupancy of the Premises and all areas appurtenant thereto by Tenant or Tenant's agents, employees, contractors, guests, invitees or licensees. This Lease is made on the express understanding that Landlord shall not be liable for, or suffer loss by reason of, injury to person or property, from whatever cause (except for negligence or willful misconduct of Landlord or its Agents), which in any way may be connected with the operation, use or occupancy of the Premises by Tenant or Tenant's agents, employees, contractors, guests, invitees or licensees, specifically including, without limitation, any liability for injury to the person or property of Tenant, its agents, officers, employees, licensees and invitees. The obligations of Tenant under this Paragraph 8.A shall survive the expiration or earlier termination of this Lease.

         B. Liability Insurance. Tenant shall, at Tenant's expense, obtain and keep in force during the term of this Lease a policy of commercial general liability insurance insuring Landlord and Tenant against claims and liabilities arising out of the operation, use, or occupancy of the Premises and all areas appurtenant thereto, including parking areas. Such insurance shall be in an amount of not less than Three Million Dollars ($3,000,000.00) for bodily injury

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                  or death as a result of any one occurrence and Five Hundred
                  Thousand Dollars ($500,000.00) for damage to property as a result of any one occurrence. The insurance shall be with companies rated A X or better by A. M. Best insurance rating. Tenant shall deliver to Landlord, prior to possession, and at least thirty (30) days prior to the expiration thereof, a certificate of insurance evidencing the existence of the policy required hereunder and such certificate shall certify that the policy (1) names Landlord as an additional insured,
                  (2) shall not be canceled or the coverage or amount of coverage reduced without thirty (30) days prior written notice to Landlord, (3) insures performance of the indemnity set forth in Paragraph 8.A above, (4) the coverage is primary and any coverage by Landlord is in excess thereto and (5) contains a cross-liability endorsement or its equivalent (i.e. a separation of insured provision in the basic comprehensive liability insurance policy). Landlord may maintain a policy or policies of comprehensive general liability insurance (or commercial general liability insurance) insuring Landlord (and such others as are designated by Landlord), against liability for personal injury, bodily injury, death and damage to property occurring or resulting from an occurrence in, on or about the Premises or the Common Area, with such limits of coverage as Landlord may from time to time determine are reasonably necessary for its protection. The cost of any such liability insurance maintained by Landlord shall be a Common Area Charge and Tenant shall pay, as additional rent, its share of such cost to Landlord as provided in Paragraph 12 below.

         C. Property Insurance. Landlord shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Premises and the Buildings, in the amount of the full replacement value thereof, providing protection against those perils included within the classification of "all risk" insurance, plus a policy of rental income insurance in the amount of one hundred percent (100%) of twelve (12) months rent (including, without limitation, sums payable as Additional Rent), plus, at Landlord's option, flood insurance and earthquake insurance, and any other coverages which may be required from time to time by Landlord's mortgagee. Landlord shall furnish to Tenant, within twenty (20) days after written request by Tenant, a certificate from Landlord's insurance carrier evidencing that the insurance coverage required to be carried by Landlord is in effect. Tenant shall have no interest in nor any right to the proceeds of any insurance procured by Landlord on the Premises except as specifically provided in this Lease.

                  Provided that Landlord bills Tenant at least thirty (30) days prior to the due date of the premium for such insurance procured and maintained by Landlord, Tenant shall pay Tenant's Pro Rata Share of such premium to Landlord at least ten (10) days prior to the due date, and if Tenant fails to do so, Tenant shall reimburse Landlord, on demand, for all interest, late fees and penalties that the insurance carrier charges Landlord. If Landlord bills Tenant less than thirty (30) days prior to the due date of such insurance premium, Tenant shall pay Tenant's Pro Rata Share of such premium to Landlord within thirty (30) days of the date of delivery of such bill to Tenant. Landlord's bill to Tenant shall include a copy of the insurance carrier's invoice to Landlord. In the event Landlord's mortgagee requires an impound for insurance premiums, then on the first day of each month during the Lease Term (commencing not less than thirty (30) days after written notice to Tenant that such impound account is so required), Tenant shall pay Landlord one twelfth (1/12) of its annual Pro Rata Share of such insurance premiums. If the amount of any such impound installment payments paid by Tenant exceeds Tenant's actual share of such insurance premiums after payment to Landlord's insurer (exclusive of any penalties for late payment) such excess shall be refunded to Tenant within thirty (30) days after the payment is made to Landlord's insurer.

                  Tenant acknowledges that such insurance procured by Landlord shall contain a commercially reasonable deductible which reduces Tenant's cost for such insurance and, in the event of loss or damage, Tenant shall be required to pay to Landlord the amount of such deductible (which, exclusive of the deductible applicable to the earthquake insurance coverage, shall not exceed Twenty Thousand Dollars ($20,000) without Tenant's prior written approval). Tenant further acknowledges that the insurance carried by Landlord does not cover, and Landlord has no obligation to insure, the improvements installed by Tenant pursuant to Exhibit "C", or any alterations, additions or improvements thereto.

         D. Tenant's Insurance; Release of Landlord. Tenant acknowledges that the insurance to be maintained by Landlord on the Premises pursuant to Subparagraph C above will not insure any of Tenant's property. Accordingly, Tenant, at Tenant's own expense, shall maintain in full force and effect on all of its fixtures, equipment, leasehold improvements and personal property in the Premises, a policy of "All Risk" coverage insurance to the extent of at least ninety percent (90%) of their insurable value. The foregoing notwithstanding, Tenant may elect to self-insure Tenant's fixtures, equipment and personal property (but not leasehold improvements). Tenant hereby releases Landlord, and its partners, officers, agents employees and servants from any and all claims, demands, losses, expenses or injuries to the Premises or to the furnishings, fixtures, equipment, inventory or other personal property of Tenant in, about, or upon the Premises, which are caused by perils, events or happenings where the same are covered by the insurance required by this Lease or which are the subject of insurance carried by Tenant and in force at the time of such loss (and then only to the extent of such insurance proceeds payable thereunder). Tenant shall procure an appropriate clause in, or an endorsement to, all policies required by this Lease or any other insurance policy maintained by Tenant with respect to the Premises or Tenant's occupancy thereof, pursuant to which the insurance company or companies waive subrogation or consent to a waiver of a right of recovery against Landlord.

         E. Waiver of Subrogation. Notwithstanding any provision of this Lease to the contrary, Landlord and Tenant each hereby waive, for themselves and their respective insurers, any and all rights of recovery against the other for any loss or damage occasioned to such waiving party or its property or the property of others under its control (and whether or not such loss or damage is due to the neglect or fault of a party) to the extent such loss or damage is insured, or is required hereunder to be insured, against under any casualty insurance policy existing for the benefit of the respective parties at the time of such loss or damage. Each party shall obtain any special endorsements, if required by their insurer, to evidence compliance with the aforementioned waiver.

9. Utilities. Tenant shall pay for all water, gas, light, heat, power, electricity, telephone, trash pickup, sewer charges and all other services supplied to or consumed on the Premises and separately metered to or chargeable exclusively to the Premises, and all taxes and surcharges thereon. In addition, the cost of any utility services supplied to the Common Area or not separately metered to the Premises shall be a Common Area Charge and Tenant shall pay its share of such costs to Landlord as provided in Paragraph 12 below. Landlord shall promptly install a separate water meter for the Premises, at Landlord's sole cost and expense. If, after the Commencement Date, water is not separately metered to the Premises, then Tenant shall pay a reasonable proportion (as reasonably determined by Landlord) of the jointly metered water

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charges, as a Common Area Charge, until such time as Landlord separately meters the Premises as provided for hereinabove.

         The parties hereto acknowledge that heating, ventilation and air conditioning (HVAC) serving Building C is provided mostly through the Building and power and lighting serving Building C is provided through Building A. The parties hereto intend and agree that Tenant shall pay approximately one-half (1/2) of the cost of such utilities serving Building C and that the tenant of Building B (or Landlord if Building B is not leased or such tenant of Building B is not obligated to pay its share of such utilities) shall pay the remaining approximately one-half (1/2)of the cost of such utilities. In order to equalize the sharing of such utilities' cost applicable to Building C, the parties hereto agree that not later than July 15, 1996, Landlord shall cause, at Landlord's sole expense, a consultant (selected by Landlord and reasonably approved by Tenant and the tenant of Building B) to survey the utilities serving Building C and the costs of providing the same. Based upon such survey, the consultant will determine the amount that Tenant and the tenant of Building B (or Landlord if Building B is not leased or such tenant of Building B is not obligated to pay its share of such utilities) shall be obligated to pay, respectively, in order that each of them bear during each year of the Lease Term (prorated for any partial calendar year) approximately fifty percent (50%) of the costs of such utilities serving Building C. If, based on such survey (or subsequent survey as described below), it is determined that Tenant is bearing less than fifty percent (50%) of the cost of such utilities serving Building C, then Tenant shall pay to the tenant of Building B (or to Landlord, as the case may be), an amount equal to that which, when added to the portion of the utilities costs estimated by the consultant to be borne by Tenant during the preceding calendar year (prorated for any partial year), shall equal fifty percent (50%) of the costs of the utilities serving Building C. If, based on such survey (or subsequent survey as described below), it is determined that Tenant is bearing more than fifty percent (50%) of the cost of such utilities serving Building C, then the tenant of Building B (or Landlord if Building B is not leased or the tenant of Building B is not obligated to pay its share of such Building C utilities) shall pay to Tenant an amount equal to that which, when added to the portion of the utilities costs estimated by the consultant to be borne during the preceding calendar year (prorated for any partial year) by the tenant of Building B or Landlord, as the case may be, shall equal fifty percent (50%) of the costs of the utilities serving Building C. Payment shall be made within thirty (30) days after receipt by Tenant (if payment is owed by Tenant) or by the tenant of Building B or Landlord, as the case may be, of an invoice setting forth the amount due with respect to the preceding calendar year (or portion thereof) within the Lease Term. Consistent with the foregoing, the parties hereto agree that Tenant's obligation to equalize the costs of utilities serving Building C for calendar year 1996 shall only be applicable to the period of August 1, 1996 through December 31, 1996. The obligation to equalize the costs of utilities serving Building C shall survive the expiration or earlier termination of this Lease but only with respect to utilities consumed in Building C within the Lease Term. It is contemplated hereunder that Tenant and the tenant of Building B will be the parties responsible for equalizing the amount of the utilities costs applicable to Building C and that Landlord shall not be involved in such equalization process or obligated to pay for any portion of the utilities serving Building C unless there is no tenant of Building B at the time such equalization is applicable or the tenant of Building B is not obligated to bear its fifty percent share of the cost of the Building C utilities.

         At any time during the Lease Term, but in no event more than once in any calendar year, Tenant, Landlord or the tenant of Building B shall have the right to retain a consultant selected by it and reasonably approved by the others to undertake a survey of the utilities serving Building C and the costs of providing the same. Based upon such completed survey, the sharing of costs of utilities serving Building C shall be readjusted so that Tenant and the tenant of Building B (or Landlord if Building B is not leased or the tenant of Building B is not obligated to pay its share of such Building C utilities) each pay fifty percent (50%) of the costs of utilities serving Building C.

         Set forth below is an illustrative example of the manner in which the costs of utilities serving Building C are to be equalized. Suppose that the initial consultant determines that the costs of HVAC service to Building C (which is read on the meter in Building B) equals Six Hundred Dollars ($600) per month and the costs of power and lighting service to Building C (which is read on the meter in Building A) equals Three Hundred Dollars ($300) per month. Based on the foregoing, the tenant of Building B is paying Six Hundred Dollars ($600) of the Nine Hundred Dollars ($900) of Building C utilities costs. Since the tenant of Building B should only be paving fifty percent (50%) of the total Building C utilities costs (i.e., $450), the Tenant should reimburse the tenant of Building B, not later than January 30 of the applicable year, an amount equal to One Hundred Fifty Dollars ($150) per month (or One Thousand Eight Hundred Dollars ($1,800) per year (prorated for any partial year)) to equalize the payment of Building C utilities costs.

         Tenant shall store its waste either inside the Premises or in its own dumpsters located within the now existing outside trash enclosures. Tenant shall not at any time store, place or maintain any garbage, trash, rubbish, other refuse or Tenant's personal property in any area of the Common Areas or exterior of the Premises (except in the outside dumpsters and in any storage areas which have been designated for Tenant's exclusive use and are identified on Exhibit A attached hereto). Tenant at its sole expense shall be responsible to maintain and keep the designated trash enclosures and Common Areas free of garbage, trash, rubbish and other refuse of Tenant or Tenant's personal property.

10.      Repairs and Maintenance.

         A. Landlord's Repairs. Subject to provisions of Paragraph 16, Landlord shall keep and maintain the structural elements of the Building in good order and repair. Tenant shall not be required to reimburse Landlord for the cost of maintenance and repairs of the structural elements of the Building unless such maintenance or repair is required because of the negligence or willful misconduct of Tenant or its employees, agents or invitees. As used herein, the term "structural elements of the building" shall mean and be limited to the foundation, footings, floor slab (but not flooring), structural walls, and roof structure (but not roofing or roof membrane). Landlord shall have no obligation to make repairs to the structural elements of the Building under this Subparagraph until a reasonable time after receipt of written notice from Tenant of the need for such repairs. However, in the event of circumstances posing imminent risk of personal injury or property damage, Tenant, upon notice to Landlord, shall have the right, but not the obligation, to make such repairs and Landlord shall reimburse Tenant the reasonable cost thereof within thirty (30) days after presentation of Tenant's invoice.

                  As provided in Paragraph 11, Landlord shall keep and maintain the driveways, parking areas, walkways, landscaped areas and the roofing and roof membrane of Building "C" ("Common Area") in good order and repair. Tenant shall reimburse Landlord, as additional rent, within thirty (30) days after receipt of billing, its Pro Rata Share of the cost of such repairs and maintenance of the Common Areas, which are the obligation of Landlord hereunder.

         B. Tenant's Repairs. Except as expressly provided in Subparagraph A above and subject to Paragraphs 16 and 17 below, Tenant shall, at its sole cost, keep and maintain the entire Premises and every part thereof and the Building A Exclusive Common Area (defined in

                  Paragraph 11.A below) in the same condition as delivered to Tenant by Landlord, ordinary wear and tear excepted, including without limitation the exterior walls, roof, roof membrane, the windows, window frames, plate glass, glazing, skylights, truck doors, doors and all door hardware, the walls and partitions, and the electrical, plumbing, lighting, heating, ventilating and air conditioning systems and equipment. The term "repair" shall include replacements, restorations and/or renewals when necessary as well as painting. Tenant's obligation shall extend to all alterations, additions and improvements to the Premises and the Building A Exclusive Common Area, and all fixtures and appurtenances therein and thereto. Landlord hereby assigns to Tenant all of its rights and interests under all manufacturer and installation warranties covering the heating, ventilation and air conditioning ("HVAC") equipment or other fixtures or personal property within the Premises and agrees to reasonably cooperate, at no cost to Landlord, with Tenant in enforcing such warranties.

                  Should Tenant fail to commence making repairs required of Tenant hereunder forthwith upon thirty (30) days notice from Landlord or should Tenant fail thereafter to diligently complete the repairs, Landlord, in addition to all other remedies available hereunder or by law and without waiving any alternative remedies, may make the same, and in that event, Tenant shall reimburse Landlord as additional rent for the cost of such maintenance or repairs within thirty (30) days of written demand by Landlord. In the event Tenant is required to effect repairs or replacements to the Premises which are capitalized under generally accepted accounting principles, Tenant shall submit the estimated cost thereof to Landlord for Landlord's reasonable approval prior to undertaking such repair or replacement. Following approval by Landlord of the cost, and completion of the work by Tenant, Landlord shall reimburse Tenant, within thirty (30) days after receipt of Tenant's invoice, that portion of the capitalized cost which is determined by multiplying the capitalized cost by a fraction, the numerator of which is the estimated useful life (in months) of such repair or replacement reduced by the then remaining Term of the Lease, and the denominator of which is the estimated useful life of such repair or replacement.

                  Landlord shall have no maintenance or repair obligations whatsoever with respect to the Premises or the Building A Exclusive Area except as expressly provided in Paragraphs 10.A and 11. Tenant hereby expressly waives the provisions of Subsection 1 of Section 1932 and Sections 1941 and 1942 of the Civil Code of California and all rights to make repairs at the expense of Landlord as provided in Section 1942 of said Civil Code. There shall be no allowance to Tenant for diminution of rental value, and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to business arising from the making of any repairs, alterations, decorations, additions or improvements in or to any portion of the Premises, the Building, the Common Area or the Building A Exclusive Areas (or any of the areas used in connection with the operation thereof, or in or to any fixtures, appurtenances or equipment), or by reason of the negligence of Tenant or any other tenant or occupant of the Parcel. Landlord shall use reasonable efforts to minimize the disruption to Tenant's business resulting from such activities by Landlord or its Agents. In no event shall Landlord be responsible for any consequential damages arising or alleged to have arisen from any of the foregoing matters. Tenant hereby agrees that Landlord shall not be liable for injury to Tenant's business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Tenant, Tenant's employees, invitees, customers, or any other person in or about the Premises, the Building, or the Common Area, nor shall Landlord be liable for injury to the person of

                  Tenant, Tenant's employees, agents or contractors whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said damage or injury results from any other cause, whether the said damage or injury results from conditions arising upon the Premises or upon other portions of the Building, or from other sources or places and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Tenant. Landlord shall not be liable for any damages arising from any act or neglect of any other tenant, if any, of the Building or the Parcel. However, the provisions of this subparagraph 10.B shall not apply in the event of the negligence or willful misconduct of Landlord or its Agents, but in no event shall Landlord be liable for consequential damages, including without limitation, lost profits or loss of business.

11.      Common Area.

         A. Definitions. The term "Common Areas" shall mean all areas and facilities outside the Premises and within the exterior boundary line of the Parcel (excluding, however, Building B, those areas designated as Building A Exclusive Areas on Exhibit "A" attached hereto and made a part hereof, and those areas designated as Building B Exclusive Areas on Exhibit "A" attached hereto) that are provided and designated by Landlord from time to time for the general non-exclusive use of Landlord, Tenant, and of other tenants and other authorized users of the Buildings and the respective employees, suppliers, shippers, customers and invitees of the aforementioned parties, including, but not limited to parking areas (excluding those parking spaces comprising part of the Building A Exclusive Areas or Building B Exclusive Areas), loading and unloading areas, trash areas, roadways, sidewalk, walkways, parkways, ramps, driveways, landscaped areas and decorative walls. Common Areas shall also include all of Building C. Area 18 designated on the Site Plan attached hereto as Exhibit "A" shall also comprise part of the Common Area and shall be for the shared use of Landlord, Tenant and the tenant of Building B.

                  The term "Project" shall mean the Premises, the Buildings, the Parcel, the Common Areas and all improvements now or hereafter situated therein or thereon.

         B. Tenant's Rights. From and after the Commencement Date, Landlord hereby grants to Tenant, for the benefit of Tenant and its employees, agents, contractors, suppliers, shippers, customers and invitees, during the term of the Lease, the non-exclusive right to use, in common with others entitled to such use, the Common Areas as they exist from time to time, subject to any rights, powers, and privileges expressly reserved by Landlord under the terms hereof. Under no circumstances shall the right herein granted to use the Common Areas be deemed to include the right to store any property, temporarily or permanently, in the Common Areas, excluding vehicle parking and temporary storage of property incidental to Tenant's use of loading and unloading areas. In the event that any unauthorized storage shall occur, the Landlord shall have the right, with notice (except in the event of an emergency, in which event notice to Tenant need not be given), in addition to such other rights and remedies that it may have, to remove the property and charge the cost to Tenant, which cost shall be immediately payable upon demand by Landlord.

         C. Exclusive Area Rights. Tenant shall have the exclusive right to use the Building A Exclusive Areas (designated as Area 19 on the Site Plan attached hereto as Exhibit "A" attached hereto) including, without limitation, the loading docks adjacent to Building A, for the specific purposes or uses identified on Exhibit "A" attached hereto, provided such purposes or uses are in compliance with all laws, rules and regulations applicable thereto. Landlord's approval of Tenant's use of the Building A Exclusive Areas for the specific purposes identified on Exhibit "A" attached hereto shall be conditioned upon Tenant obtaining any and all permits, licenses or approvals from the applicable governmental agency or agencies required with respect to such specific uses. Tenant acknowledges that the ATM machine in Building C is, and shall continue to be, the personal property of the tenant of Building B.

                  Landlord or, if included in the terms of any lease of Building B, any tenant of Building B, shall have the exclusive right to use those areas designated on Exhibit "A" as the Building B Exclusive Areas (i.e. Areas 1-17 as shown on the Site Plan attached hereto as Exhibit "A"), including, without limitation, the loading docks adjacent to Building B. Tenant shall have no right to use all or any portion of the areas designated as Building B Exclusive Areas (as shown on Exhibit "A" attached hereto) without the prior written consent of Landlord or, if applicable the tenant of Building B (which consent may be given or withheld in the sole and absolute discretion of Landlord or the tenant of Building B, as the case may be).

         D. Rules and Regulations; Landlord's Rights. Tenant's use of the Common Area shall be subject to the terms and conditions of this Lease and such rules and regulations as Landlord may from time to time prescribe. This right and Tenant's right to use the Building A Exclusive Areas shall terminate upon the termination of this Lease. Landlord reserves the right from time to time to make changes in the shape, size, location, amount and extent of the Common Area; provided that such change shall not interfere with Tenant's access to and from the Premises, reduce the number of parking spaces to which Tenant is entitled hereunder, or otherwise materially impair Tenant's rights under this Lease. Landlord further reserves the right to promulgate such reasonable and uniform rules and regulations relating to the use of the Common Area, and any part or parts thereof, as Landlord may deem appropriate for the best interest of the occupants of the Project. The rules and regulations shall be binding upon Tenant upon delivery of a copy of them to Tenant, and Tenant shall abide by them and cooperate in their observance. Such rules and regulations may be amended by Landlord from time to time, with or without advance notice, and all amendments shall be effective upon delivery of a copy of them to Tenant.

         E. Parking. Tenant shall have the non-exclusive use of no more than four hundred forty-five (445) of the parking spaces in the Common Area. Tenant shall not at any time park or permit the parking of Tenant's trucks or other vehicles, or the trucks or other vehicles of others, adjacent to loading areas for Building B so as to interfere in any way with the use of such areas, nor shall Tenant at any time park or permit the parking of Tenant's vehicles or trucks, or the vehicles or trucks of Tenant's suppliers or others, in any portion of the Common Area not designated by Landlord for such use by Tenant. Tenant shall not abandon any inoperative vehicles or equipment on any portion of the Common Area. Tenant shall make no alterations, improvements or additions to the Common Area.

                  The number of parking spaces that would otherwise be located within the Building A Exclusive Areas as shown on Exhibit "A" attached hereto shall be counted against the total of four hundred forty-five (445) non-exclusive spaces allocated to Tenant as provided above, notwithstanding that Tenant may elect to use a portion of such exclusive areas originally designated for parking for other purposes as noted on Exhibit "A". Tenant shall not use more parking spaces than the four hundred forty-five (445) spaces allocated to Tenant.

         F. Maintenance. Landlord shall operate, manage, insure, maintain and repair the Common Area in good order, condition and repair. Without limiting the foregoing, Landlord shall keep and maintain the driveways, parking areas, walkways, landscaped areas, exterior lighting, irrigation systems, fences, curbs, gutters, drainage systems, and all other facilities within the Common Area (including, without limitation, utility systems located therein), and Building C, in good order and repair. The cost of such repair, maintenance, operation, insurance and management shall be a Common Area Charge and Tenant shall pay to Landlord its Pro Rata Share of such costs as provided in Paragraph 12 below.

                  The foregoing notwithstanding, Tenant shall operate, manage, insure, maintain and repair the Building A Exclusive Areas in good order, condition and repair.

12. Common Area Charges. Tenant shall pay to Landlord, as additional rent, within thirty (30) days after presentation of an invoice therefor, but not more often than once each calendar month, an amount equal to its Pro Rata Share of the Common Area Charges as defined in Paragraphs 8.C, 9, and 11 of this Lease. Tenant acknowledges and agrees that the Common Area Charges shall include an additional five percent (5%) of the actual Common Area Charges (excluding insurance premiums) in order to compensate Landlord for accounting, management and processing services. Provided Tenant gives Landlord not less than five (5) days prior written notice, Tenant shall have the right, not more often than twice during any calendar year, to inspect and make copies at Tenant's expense, of Landlord's books, records and invoices evidencing the Common Area Charges allocated to Tenant hereunder.

         Notwithstanding anything to the contrary in the Lease, Common Area Charges shall not include, and Tenant shall have no liability for, the expense items listed below:

                  (a) The costs of original construction, the purchase price or any depreciation or all or any portion of the Project, and the cost of correcting any building code violation existing as of the date of execution of the Lease.

                  (b) Costs incurred for the repair, maintenance and replacement of the structural elements of the Project, including, without limitation, beams, columns, foundations, footings, loan bearing and exterior walls, structural slabs, and the roof support system (except where the same are required by law).

                  (c) Costs incurred for the repair, maintenance or replacement of the Project or any portion thereof, to the extent: (i) of the proceeds of insurance which Landlord is required to maintain under the Lease or actually maintains (whichever is greater), (ii) of any reimbursement which Landlord receives therefor under any warranties or from any third party (other than on account of a tenant's pro rata share of the Common Area Charges, or (iii) caused by the negligence or willful misconduct of Landlord or Landlord's Agents.

                  (d) Rentals and other payments by Landlord under any ground lease or other lease underlying this Lease; interest, principal, points, penalties and fees on any security instrument encumbering all or any portion of the Project; and any Property Taxes (provided, however, that Tenant is obligated to pay Tenant's Pro Rata Share of Property Taxes pursuant to Paragraph 7).

                  (e) Expenses and penalties (including, without limitation, attorneys' fees) incurred due to Landlord's violation of any lease, deed of trust, mortgage, other security instrument, ground lease, law (including, without limitation, statutes, ordinances, rules, regulations, orders, judgments and decrees) or private restriction, unless such violation was caused by Tenant's or Tenant's agents', employees' or contractors' acts, negligence or willful misconduct or breach of this Lease.

                  (f) Leasing commissions, attorneys' fees, tenant improvement costs and other costs and expenses incurred in connection with the leasing, or the improvement for leasing, of any premises.

                  (g) Advertising, marketing, media and promotional expenditures regarding the Project or any portion thereof, and costs of signs in or on the Project identifying the owner, lender or any contractor.

                  (h) The rental value of any management office, engineer's office, mechanical spaces, and Common Areas.

                  (i) Costs incurred in connection with the presence, investigation, monitoring, release, removal or remediation of any Hazardous Materials on, under, in or about the Project (subject, however, to the requirements of Paragraph 39).

                  (j) Any cost items that are not subject to apportionment among all tenants of the Project in proportion to the ratio of the total floor area of the premises leased by such tenants (with Landlord being considered the tenant of any unleased premises) to the total floor area of the Buildings (except as expressly provided above with respect to utilities provided to Building
                  C).

                  (k) Insurance premiums allocable to tenant improvements in Building B and costs incurred by Landlord, if any, to repair, maintain, insure, manage and operate the Building B Exclusive Areas.

         Common Area Charges shall also be subject to the following limitations:

                  (l) Any management fee included in the Common Area Charge shall exclude: salaries, wages and benefits paid for or provided to persons not employed full-time in the management and operation of the Project; costs of automobiles and travel expenses; professional, civic or recreational memberships; costs of seminars, conventions, educational programs and the like; charitable contributions; and any other administrative cost or expense not directly related to the management and operation of the Project.

                  (m) The rates paid by Landlord under landscape and parking lot maintenance contracts and other on-going service contracts for the Project shall not exceed rates customarily charged in Santa Clara County.

                  (n) No fee shall be charged for the use of the Project parking area or any other Common Area facility.

                  (o) The aggregate sum of all Common Area charges allocated to tenants of the Project for any year upon which an allocation is made shall not exceed the aggregate sum of such Common Area Charges which were actually incurred by Landlord for the year in question. No cost item shall be included more than once or allocated under more that one expense category. No cost item shall be submitted for payment by Tenant before it is incurred by Landlord.

                  (p) All expense items which are classified as capital expenditures, improvements or replacements under generally accepted accounting principles and which are permitted to be charged to Tenant hereunder shall be amortized on a monthly basis over their maximum estimated useful lives at the lesser of Landlord's cost of funds or the Bank of America prime rate plus two percent (2%) per annum. Only the monthly amortized portion of such expense which falls due during the Term shall be included as a Common Area Charge payable by Tenant hereunder.

13. Alterations. Tenant shall not make, or suffer to be made, any alterations, improvements or additions in, on, about or to the Premises or the Building A Exclusive Areas or any part thereof, without the prior written consent of Landlord, which consent will not be unreasonably withheld or delayed; and without a valid building permit issued by the appropriate governmental authority. The foregoing notwithstanding, Landlord's consent shall not be required for non-structural alterations, improvements or additions (which do not adversely affect the basic building systems of Building A or involve roof or wall penetrations) costing not more that $100,000 annually. The preceding sentence notwithstanding, whether or not Landlord's consent is required, Tenant agrees to give Landlord at least five (5) days prior written notice prior to commencing any work of improvement in, on or about the Premises (a) for which a building permit is required, and/or (b) which is to be performed by a third party contractor or subcontractor and which is estimated to cost or will cost in excess of $25,000. Within ten (10) days after Tenant's written request, Landlord shall advise Tenant as to whether Landlord will require any proposed alterations, improvements or additions to be removed or surrendered at the expiration (or earlier termination) of the Term. In the absence of any such request by Tenant, Landlord shall give Tenant written notice, not less than ninety (90) days prior to the expiration of the Term, of any alterations, additions or improvements Landlord requires to be removed. Failure of Landlord to respond timely to Tenant's request or, otherwise to give timely notice of the alterations, additions or improvements Landlord requires to be removed at the expiration of the Term, shall constitute Landlord's consent to the surrender of such alterations, improvements or additions, excluding any non-structural alterations, improvements or additions which Tenant elects to remove, provided that Tenant repairs all damage to the Premises caused by such removal. Unless Landlord requires that Tenant remove any such alterations, improvement or addition, any alteration, addition or improvement to the Premises, except movable furniture and trade fixtures, shall become the property of Landlord upon termination of the Lease and shall remain upon and be surrendered with the Premises at the termination of this Lease. Without limiting the generality of the foregoing, all heating, lighting, electrical (including all wiring, conduit, outlets, drops, buss ducts, main and subpanels), air conditioning, partitioning [except for modular demountables, which may be removed], drapery, and carpet installations made by Tenant regardless of how affixed to the Premises, together with all other additions, alterations and improvements that have become an integral part of the Building, shall be and become the property of the Landlord upon termination of the Lease, and shall not be deemed trade fixtures, and shall remain upon and be surrendered with the Premises at the termination of this Lease.

         If, during the term hereof, any alteration, addition or change of any sort to all or any portion of the Premises or the Building A Exclusive Areas is required by law, regulation, ordinance or order of any public agency as a result of (i) Tenant's negligence or willful misconduct,
         (ii) Tenant's particular use of the Premises (including, without limitation, any change of use of the Premises by Tenant), (iii) any alterations, additions or improvements to the Premises by or for Tenant, or (iv) Tenant's applications for governmental approvals or permits, rather than due to the use and occupancy of the Premises in general or for any other reason, Tenant shall promptly make the same at its sole cost and expense. If during the term hereof, any alteration, addition, or change to the Premises (except as provided in the previous sentence) or to the Common Area is required by law, regulation, ordinance or order of any public agency, Landlord shall make the same and no portion of the cost of such alteration, addition or change shall be a Common Area Charge or borne by the Tenant. It is expressly understood and agreed that Tenant shall not be required to make any alterations, improvement or addition to the Premises which is required by any law, regulation, ordinance or order except and only to the extent that such requirement applies because of the specific activities conducted by Tenant at the Premises, including without limitation, the negligence or willful misconduct of Tenant, the particular use or any change in use of the Premises by Tenant, any alterations, additions or improvements to the Premises by or for Tenant, or any application by Tenant for governmental approvals or permits.

14. Acceptance of the Premises. Landlord represents and warrants to Tenant that (a) Landlord has received no notice from any governmental authority claiming that the Project (or any portion thereof) fails to comply with any applicable law, is the subject of any investigation to determine whether or not the Project (or any portion thereof) is in compliance with any applicable law, or otherwise requiring any work to be done on or about the Project; and (b) as of the date of delivery of possession of the Premises by Landlord to Tenant, to the best of Landlord's knowledge, the Premises are in good condition and repair, with all plumbing, electrical, water, sewer, mechanical and HVAC systems in good working order, except that certain cabling installed in the Building by the prior tenant remains in the Building, there exists water leakage at certain joints between the window frame and the exterior walls of the Building, and there is deferred maintenance with respect to the roof and HVAC system of the Building. Not later than the Commencement Date of this Lease, Landlord shall, at no cost to Tenant, and without interference by Tenant or its agents, employees or contractors, remove the aforementioned cabling from the Building, repair the leak(s) around the window(s) referred to in the immediately preceding sentence, repair the roof so that the same is water tight and repair the HVAC system in the Building so that it is in good operating condition and repair. Except for latent defects and violations of applicable law, and without limiting Landlord's obligations under this Lease (and subject to Landlord performing its obligations under the immediately preceding sentence), by entering and taking possession of the Premises pursuant to this Lease, Tenant accepts the Premises as being in good and sanitary order, condition and repair and accepts the Premises in their condition existing as of the date of such entry. Tenant acknowledges that neither the Landlord nor Landlord's agents has made any representation or warranty as to the suitability of the Premises to the conduct of Tenant's business. Any agreements, warranties or representations not expressly contained herein shall in no way bind either Landlord or Tenant, and Landlord and Tenant expressly waive all claims for damages by reason of any statement, representation, warranty, promise or agreement, if any, not contained in this Lease. This Lease constitutes the entire understanding between the parties hereto and no addition to, or modification of, any term or provision of this Lease shall be effective until set forth in a writing signed by both Landlord and Tenant.

15.      Default.

         A. Events of Default. A breach of this Lease shall exist if any of the following events (hereinafter referred to as "Event of Default") shall occur:

                  1. Default in the payment when due of any installment of rent or other payment required to be made by Tenant hereunder, where such default shall not have been cured within five (5) days after written notice of such default is given to Tenant;

                  2. Tenant's failure to perform any other term, covenant or condition contained in this Lease where such failure shall have continued for thirty (30) days after written notice of such failure is given to Tenant; provided that if performance reasonably requires more than thirty (30) days, then Tenant shall not be in default unless Tenant shall have failed to commence performance within such thirty
                           (30) day period and thereafter diligently pursued such performance to completion.

                  3. Tenant's general assignment of its assets for the benefit of its creditors:

                  4. The sequestration of, attachment of, or execution on, any substantial part of the property of Tenant or on any property essential to the conduct of Tenant's business shall have occurred and Tenant shall have failed to obtain a return or release of such property within sixty (60) days thereafter, or prior to sale pursuant to such sequestration, attachment or levy, whichever is earlier;

                  5. Tenant shall commence any case, proceeding or other action seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seek appointment of a receiver, trustee, custodian, or other similar official for it or for all or any substantial part of its property; or

                  6. Any case, proceeding or other action against Tenant shall be commenced seeking to have an order for relief entered against it as debtor, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property, and such case, proceeding or other action (i) results in the entry of an order for relief against it which is not fully stayed within thirty (30) business days after the entry thereof or (ii) remains undismissed for a period of sixty (60) days.

         B. Remedies. Upon any Event of Default, Landlord shall have the following remedies, in addition to all other rights and remedies provided by law, to which Landlord may resort cumulatively, or in the alternative:

                  1. Recovery of Rent. Landlord shall be entitled to keep this Lease in full force and effect (whether or not Tenant shall have abandoned the Premises) and to enforce all of its rights and remedies under this Lease, including the right to recover rent and other sums as they become due, plus interest at the Permitted Rate (as defined in Paragraph 33 below) from the due date of each installment of rent or other sum until paid.

                  2. Termination. Landlord may terminate this Lease by giving Tenant written notice of termination. On the giving of the notice all of Tenant's rights in the Premises and the Building and Parcel shall terminate. Upon the giving of the notice of termination, Tenant shall surrender and vacate the Premises in the condition required by Paragraph 34, and Landlord may re-enter and take possession of the Premises and all the remaining improvements or property and eject Tenant or any of Tenant's subtenants, assignees or other person or persons claiming any right under or through Tenant or eject some and not others or eject none. This Lease may also be terminated by a judgment specifically providing for termination. Any termination under this paragraph shall not release Tenant from the payment of any sum then due Landlord or from any claim for damages or rent previously accrued or then accruing against Tenant. In no event shall any one or more of the following actions by Landlord constitute a termination of this Lease:

                           a.       maintenance and preservation of the
                                    Premises;

                           b.       efforts to relet the Premises;

                           c. appointment of a receiver in order to protect Landlord's interest hereunder;

                           d. consent to any subletting of the Premises or assignment of this Lease by Tenant, whether pursuant to provisions hereof concerning subletting and assignment or otherwise; or

                           e. any other action reasonably taken by Landlord or Landlord's agents intended to mitigate the adverse effects from any breach of this Lease by Tenant.

                  3. Damages. In the event this Lease is terminated pursuant to Subparagraph 15.B.2 above, or otherwise, Landlord shall be entitled to damages in the following sums:

                           a. the worth at the time of award of the unpaid rent which has been earned at the time of termination; plus

                           b. the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

                           c. the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; and

                           d. any other amount necessary to compensate Landlord for all detriment proximately caused by Tenant's failure to perform Tenant's obligations under this Lease, or which in the ordinary course of things would be likely to result therefrom including, without limitation, the following: (i) expenses for cleaning, repairing or restoring the Premises; ii) costs of carrying the Premises such as taxes and insurance premiums thereon, utilities and security precautions; (iii) expenses in retaking possession of the Premises; (iv) reasonable attorneys' fees and court costs; and (v) any unamortized real estate brokerage commission paid in connection with this Lease.

                           e. The "worth at the time of award" of the amounts referred to in Subparagraphs (a) and
                                    (b) of this Paragraph, is computed by
                                    allowing interest at the Permitted Rate. The
                                    "worth at the time of award" of the amounts referred to in Subparagraph (c) of this Paragraph is computed by discounting such amount at the discount rate of the Federal Reserve Board of San Francisco at the time of award plus one percent (1%). The term "rent" as used in this Paragraph shall include all sums required to be paid by Tenant to Landlord pursuant to the terms of this Lease.

16. Destruction. In the event that any portion of the Premises are destroyed or damaged by an uninsured peril, Landlord or Tenant may, upon written notice to the other, given within thirty (30) days after the occurrence of such damage or destruction, elect to terminate this Lease; provided, however, that either party may, within thirty (30) days after receipt of such notice, elect to make any required repairs and/or restoration at such party's sole cost and expense, in which event this Lease shall remain in full force and effect, and the party having made such election to restore or repair shall thereafter diligently proceed with such repairs and/or restoration.

         In the event the Premises are damaged or destroyed from any insured peril to the extent of fifty percent (50%) or more of the then replacement cost of the Premises, Landlord may, upon written notice to Tenant, given within thirty (30) days after the occurrence of such damage or destruction, elect to terminate this Lease. If Landlord does not give such notice in writing within such period, Landlord shall be deemed to have elected to rebuild or restore the Premises, in which event Landlord shall, at its expense, promptly rebuild or restore the Premises to their condition prior to the damage or destruction and Tenant shall pay to Landlord upon commencement of reconstruction the amount of any deductible from the insurance policy.

         In the event the Premises are damaged or destroyed from any insured peril to the extent of less than fifty percent (50%) of the then replacement cost of the Premises, Landlord shall, at Landlord's expense, promptly rebuild or restore the Premises to their condition prior to the damage or destruction and Tenant shall pay to Landlord upon commencement of reconstruction the amount of any deductible from the insurance policy.

         In the event that, pursuant to the foregoing provisions, Landlord is to rebuild or restore the Premises, Landlord shall, within thirty (30) days after the occurrence of such damage or destruction, provide Tenant with written notice of the estimated time required for such repair or restoration. If such period is longer than one hundred eighty (180) days from the date of the event causing such damage or destruction of the Premises, Tenant may, within thirty (30) days after receipt of Landlord's notice, elect to terminate the Lease by giving written notice to Landlord of such election, whereupon the Lease shall immediately terminate. The period of time for Landlord to complete the repair or restoration shall be extended for delays caused by the fault or neglect of Tenant or because of acts of God, labor disputes, strikes, fires, freight embargoes, rainy or stormy weather, inability to obtain materials, supplies or fuels, acts of contractors or subcontractors, or delay of contractors or subcontractors due to such causes, or other contingencies beyond the control of Landlord. Landlord's obligation to repair or restore the Premises shall not include restoration of Tenant's trade fixtures, equipment, merchandise, or any improvements (including the initial improvements installed pursuant to Exhibit "C"), alterations or additions made by Tenant to the Premises.

         Unless this Lease is terminated pursuant to the foregoing provisions, this Lease shall remain in full force and effect; provided, however, that during any period of repairs or restoration, rent and all other amounts to be paid by Tenant on account of the Premises and this Lease shall be abated in proportion to the area of the Premises rendered not reasonably suitable for the conduct of Tenant's business thereon. Tenant hereby expressly waives the provisions of Section 1932, Subdivision 2 and Section 1933, Subdivision 4 of the California Civil Code.

17.      Condemnation.

         A.       Definition of Terms. For the purposes of this Lease, the term
                  (1) "Taking" means a taking of the Premises or the Common Area or damage to the Premises or the Common Area related to the exercise of the power of eminent domain and includes a voluntary conveyance, in lieu of court proceedings, to any agency, authority, public utility, person or corporate entity empowered to condemn property and who has commenced proceedings to condemn the Premises or the Common Area; (2) "Total Taking" means the taking of the entire Premises or the Common Area or so much of the Premises or the Common Area as to prevent or substantially impair the use thereof by Tenant for the uses herein specified; provided, however, in no event shall a Taking of less than ten percent (10%) of the Premises or twenty-five percent (25%) of the Common Area be deemed a Total Taking; (3) "Partial Taking" means the taking of only a portion of the Premises which does not constitute a Total Taking; (4) "Date of Taking" means the date upon which the title to the Premises, or a portion thereof, passes to and vests in the condemnor or the effective date of any order for possession if issued prior to the date title vests in the condemnor; and (5) "Award" means the amount of any award made, consideration paid, or damages ordered as a result of a Taking.

         B. Rights. The parties agree that in the event of a Taking all rights between them or in and to an Award shall be as set forth herein and Tenant shall have no right to any Award except as set forth herein.

         C. Total Taking. In the event of a Total Taking during the term hereof (1) the rights of Tenant under the Lease and the leasehold estate of Tenant in and to the Premises shall cease and terminate as of the Date of Taking; (2) Landlord shall refund to Tenant any prepaid rent; (3) Tenant shall pay Landlord any rent or charges due Landlord under the Lease, each prorated as of the Date of Taking; (4) Tenant shall receive from Landlord those portions of the Award attributable to (a) the unamortized Excess TI Costs (defined in Exhibit "C"), amortized on a straight-line basis over a ten-year period, (b) movable personal property or trade fixtures of Tenant, and (c) moving expenses of Tenant; and (5) the remainder of the Award shall be paid to and be the property of Landlord.

         D. Partial Taking. In the event of a Partial Taking during the term hereof (1) the rights of Tenant under the Lease and leasehold estate of Tenant in and to the portion of the Premises taken shall cease and terminate as of the Date of Taking; (2) from and after the Date of Taking the Monthly Installment of rent shall be an amount equal to the product obtained by multiplying the Monthly Installment of rent immediately prior to the Taking by a fraction, the numerator of which is the number of square feet contained in the Premises after the Taking and the denominator of which is the number of square feet contained in the Premises prior to the Taking; (3) Tenant shall receive from the Award the portions of the Award attributable to (a) the unamortized Excess TI Costs allocable on a per-square-foot basis to the portion of the Premises taken, amortized on a straight-line basis over a ten-year period, (b) movable personal property or trade fixtures of Tenant, and (c) removal costs; and (4) the remainder of the Award shall be paid to and be the property of Landlord.

18. Mechanics' Lien. Tenant shall (A) pay for all labor and services performed for, materials used by or furnished to, Tenant or any contractor employed by Tenant with respect to the Premises; (B) indemnify, defend, protect and hold Landlord and the Premises harmless and free from any liens, claims, liabilities, demands, encumbrances, or judgments created or suffered by reason of any labor or services performed for, materials used by or furnished to, Tenant or any contractor employed by Tenant with respect to the Premises; and (C) permit Landlord to post a notice of nonresponsibility in accordance with the statutory requirements of California Civil Code Section 3094 or any amendment thereof. In the event Tenant is required to post an improvement bond with a public agency in connection with the above, Tenant agrees to include Landlord as an additional obligee.

19. Inspection of the Premises. Tenant shall permit Landlord and its agents to enter the Premises at any reasonable time for the purpose of inspecting the same, performing Landlord's maintenance and repair responsibilities, posting a notice of non-responsibility for alterations, additions or repairs and at any time within ninety (90) days prior to expiration of this Lease, to place upon the Premises, ordinary "For Lease" or "For Sale" signs. Except in the event of an emergency, Landlord shall give Tenant at least 48 hours prior notice and enter only during Tenant's normal business hours. Entry shall be subject to Tenant's reasonable security requirements. Landlord shall exercise good faith efforts to perform its activities on the Premises in a manner so as to minimize any disruption, disturbance or interference with the conduct of Tenant's business to the extent practicable under the circumstances.

20. Compliance with Laws. Tenant shall, at its own cost, comply with all of the requirements of all municipal, county, state and federal authorities now in force, or which may hereafter be in force, pertaining to the use and occupancy of the Premises by Tenant, and shall faithfully observe all municipal, county, state and federal law, statutes or ordinances now in force or which may hereafter be in force applicable to Tenant's use or occupancy of the Premises. The judgment of any court of competent jurisdiction or the admission of Tenant in any action or proceeding against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any such ordinance or statute in the use and occupancy of the Premises shall be conclusive of the fact that such violation by Tenant has occurred.

21. Subordination. The following provisions shall govern the relationship of this Lease to any underlying lease, mortgage or deed of trust which now or hereafter affects the Premises, the Building and/or the Parcel, or Landlord's interest or estate therein (the "Project") and any renewal, modification, consolidation, replacement, or extension thereof (a "Security Instrument").

         A. Priority. This Lease is subject and subordinate to Security Instruments existing as of the Commencement Date. However, if any Lender so requires, this Lease shall become prior and superior to any such Security Instrument. Landlord shall use its reasonable efforts to obtain a non-disturbance agreement from the existing Lender for the benefit of Tenant; provided that the obtaining of such agreement shall not be a condition to the effectiveness of the Lease.

         B. Subsequent Security Instruments. At Landlord's election, this Lease shall become subject and subordinate to any Security Instrument created after the Commencement Date. Notwithstanding such subordination, Tenant's rights under this Lease, including without limitation, its right to quiet possession of the Premises shall not be disturbed so long as Tenant is not in default and performs all of its obligations under this Lease, unless this Lease is otherwise terminated pursuant to its terms.

         C. Documents. Tenant shall execute any document or instrument required by Landlord or any Lender to make this Lease either prior or subordinate to a Security Instrument, which may include such other matters as the Lender customarily requires in connection with such agreements, including provisions that the Lender not be liable for (1) the return of the Security Deposit unless the Lender receives it from Landlord, and (2) any defaults on the part of Landlord occurring prior to the time that the Lender takes possession of the Project in connection with the enforcement of its Security Instrument. Tenant's failure to execute any such document or instrument within fifteen (15) days after written demand therefor shall constitute a default by Tenant.

         D. Tenant's Attornment. Tenant shall attorn (1) to any purchaser of the Premises at any foreclosure sale or private sale conducted pursuant to any Security Instrument encumbering the Project; (2) to grantee or transferee designated in any deed given in lieu of foreclosure; or (3) to the lessor under any underlying ground lease should such ground lease be terminated, provided such party, in writing, assumes and agrees to observe and perform the obligations of Landlord under this Lease accruing after the date of the applicable transfer.

         E. Lender. The term "Lender" shall mean (1) any beneficiary, mortgagee, secured party, or other holder of any deed of trust, mortgage, or other written security device or agreement affecting the Project; and (2) any lessor under any underlying lease under which Landlord holds its interest in the Project.

22. Holding Over. This Lease shall terminate without further notice at the expiration of the Lease Term. Any holding over by Tenant after expiration shall not constitute a renewal or extension or give Tenant any rights in or to the Premises except as expressly provided in this Lease. Any holding over after the expiration without the consent of Landlord shall be construed to be a tenancy from month to month, at one hundred twenty-five percent (125%) of the monthly rent for the last month of the Lease Term, and shall otherwise be on the terms and conditions herein specified insofar as applicable.

23. Notices. Any notice required or desired to be given under this Lease shall be in writing with copies directed as indicated below and shall be personally served or given by mail. Any notice given by mail shall be deemed to have been given on the third (3rd) day following the date on which such notice was deposited in the United States mails, certified and postage prepaid, addressed to the party to be served with a copy as indicated herein at the last address given by that party to the other party under the provisions of this Paragraph. At this date of execution of this Lease, the address of Landlord is:

                  511 Division Street
                  Campbell CA  95008

         and the address of Tenant is:

                  8105 Irvine Center Drive
                  Irvine, CA 92718
                  Attention: Manager, Corporate Real Estate

24. Attorneys' Fees. In the event either party shall bring any action or legal proceeding for damages for any alleged breach of any provision of this Lease, to recover rent or possession of the Premises, to terminate this Lease, or to enforce, protect or establish any term or covenant of this Lease or right or remedy of either party, the prevailing party shall be entitled to recover as a part of such action or proceeding, reasonable attorneys' fees and court costs, including attorneys' fees and costs for appeal, as may be fixed by the court or jury. The term "prevailing party" shall mean the party who received substantially the relief requested, whether by settlement, dismissal, summary judgment, judgment, or otherwise.

25.      Nonassignment.

         A. Landlord's Consent Required. Except as expressly provided in this Paragraph 25, Tenant's interest in this Lease is not assignable, by operation of law or otherwise, nor shall Tenant have the right to sublet the Premises, transfer any interest of Tenant therein or permit any use of the Premises by another party, without the prior written consent of Landlord to such assignment, subletting, transfer or use, which consent Landlord agrees not to withhold or delay unreasonably subject to the provisions of Subparagraph B below. A consent to one assignment, subletting, occupancy or use by another party shall not be deemed to be a consent to any subsequent assignment, subletting, occupancy or use by another party. Any assignment or subletting without such consent shall be void and shall, at the option of Landlord, terminate this Lease.

                  Landlord's waiver or consent to any assignment or subletting hereunder shall not relieve Tenant from any obligation under this Lease unless the consent shall so provide.

         B. Transferee Information Required. If Tenant desires to assign its interest in this Lease or sublet the Premises, or transfer any interest of Tenant therein, or permit the use of the Premises by another party (hereinafter collectively referred to as a "Transfer"), Tenant shall give Landlord at least ten
                  (10) days prior written notice of the proposed Transfer and of the terms of such proposed Transfer, including, but not limited to, the name and legal composition of the proposed transferee, a financial statement of the proposed transferee, the nature of the proposed transferee's business to be carried on in the Premises, the payment to be made or other consideration to be given to Tenant on account of the Transfer, and such other pertinent information as may be requested by Landlord, all in sufficient detail to enable Landlord to evaluate the proposed Transfer and the prospective transferee. Landlord shall keep and maintain such information in strict confidence and shall not disclose the same to any person or entity (other than to Landlord's lender, general partners, attorneys and employees who have a need to know such information and who agree in writing to comply with this confidentiality obligation) without Tenant's express written consent. In the event Tenant seeks to Transfer its interest in this Lease or the Premises, Landlord shall have the following options, which may be exercised at its sole choice without limiting Landlord in the exercise of any other right or remedy which Landlord may have by reason of such proposed Transfer:

                  (1) If Tenant proposes to assign this Lease or sublet more than seventy-five percent (75%) of the total rentable square footage of the Premises for a term exceeding two years (or, if less, for the balance of the Term), then Landlord may elect to terminate this Lease effective as of the proposed effective date of the proposed Transfer and release Tenant from any further liability hereunder accruing after such termination date by giving Tenant written notice of such termination within ten (10) days after receipt by Landlord of Tenant's notice of intent to transfer as provided above. If Landlord makes such election to terminate this Lease, Tenant shall surrender the Premises, in accordance with Paragraph 34, on or before the effective termination date, however, this Lease shall not terminate if, within five (5) days after receiving Landlord's notice electing to terminate this Lease, Tenant notifies Landlord in writing that Tenant has withdrawn its assignment or sublet proposal; or

                  (2) Landlord may consent to the proposed Transfer on the condition that Tenant agrees to pay to Landlord, as additional rent, fifty percent (50%) of all rents or other consideration (including key money) received by Tenant from the transferee by reason of such Transfer in excess of the rent payable by Tenant to Landlord under this Lease (prorated in the event of a subletting of less than the entire Premises) (less any brokerage commissions, advertising expenses, or tenant improvement costs or other concessions paid or incurred by Tenant in connection with the Transfer). Tenant expressly agrees that the foregoing is a reasonable condition for obtaining Landlord's consent to any Transfer; or

                  (3) Landlord may reasonably withhold its consent to the proposed Transfer.

                  Notwithstanding anything to the contrary contained herein, the provisions of this Paragraph 25 shall not apply to any transfer (a) to any affiliate of Tenant, (b) any entity who acquires all or substantially all of the assets of Tenant, by merger or otherwise, or (c) to independent contractors under contract to provide services to or for the benefit if Tenant, including, without limitation, vending machine companies, food service providers, and consultants.

26. Successors. The covenants and agreements contained in this Lease shall be binding on the parties hereto and on their respective heirs, successors and assigns (to the extent the Lease is assignable).

27. Mortgagee Protection. In the event of any default on the part of Landlord, Tenant will give notice by registered or certified mail to any beneficiary of a deed of trust or mortgagee of a mortgage encumbering the Premises, whose address shall have been furnished to Tenant, and shall offer such beneficiary or mortgagee a reasonable opportunity to cure the default, including reasonable time to obtain possession of the Premises by power of sale or judicial foreclosure, if such should prove necessary to effect a cure.

28. Landlord Loan or Sale. Tenant agrees promptly following request by Landlord to (A) execute and deliver to Landlord estoppel certificates presented to Tenant by Landlord, (i) certifying that this Lease is unmodified and in full force and effect or specifying any modifications and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder or specifying the nature of any such defaults, and (iii) evidencing the status of the Lease as may be required either by a lender making a loan to Landlord to be secured by a deed of trust or mortgage covering the Premises or a purchaser of the Premises from Landlord and (B) to deliver to Landlord the publicly available (as to the original Tenant hereunder) financial statement of Tenant with an opinion of a certified public accountant, if available, including a balance sheet and profit and loss statement, for the last completed fiscal year all prepared in accordance with generally accepted accounting principles consistently applied. Tenant's failure to deliver an estoppel certificate promptly following such request shall be an Event of Default under this Lease.

29. Surrender of Lease Not Merger. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger and shall, at the option of Landlord, terminate all or any existing subleases or subtenants, or operate as an assignment to Landlord of any or all such subleases or subtenants.

30. Waiver. The waiver by Landlord or Tenant of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of any preceding or succeeding breach of the same or any other covenant or condition herein contained.

31.      General.

         A. Captions. The captions and paragraph headings used in this Lease are for the purposes of convenience only. They shall not be construed to limit or extend the meaning of any part of this Lease, or be used to interpret specific sections. The word (s) enclosed in quotation marks shall be construed as defined terms for purposes of this Lease. As used in this Lease, the masculine, feminine and neuter and the singular or plural number shall each be deemed to include the other whenever the context so requires.

         B. Definition of Landlord. The term "Landlord" as used in this Lease, so far as the covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner at the time in question of the fee title of the Premises, and in the event of any transfer or transfers of the title of such fee, the Landlord herein named (and in case of any subsequent transfers or conveyances, the then grantor) shall after the date of such transfer or conveyance be automatically freed and relieved of all liability with respect to performance of any covenants or obligations on the part of Landlord contained in this Lease, thereafter to be performed; provided that any funds in the hands of Landlord or the then grantor at the time of such transfer, in which Tenant has an interest, shall be turned over to the grantee. It is intended that the covenants and obligations contained in this

                  Lease on the part of Landlord shall, subject as aforesaid, be binding upon each Landlord, its heirs, personal representatives, successors and assigns only during its respective period of ownership.

         C. Time of Essence. Time is of the essence for the performance of each term, covenant and condition of this Lease in which the time for performance is specified.

         D. Severability. In case any one or more of the provisions contained herein, except for the payment of rent, shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Lease, but this Lease shall be construed as if such invalid, illegal or unenforceable provision had not been contained herein. This Lease shall be construed and enforced in accordance with the laws of the State of California.

         E. Joint and Several Liability. If Tenant is more than one person or entity, each such person or entity shall be jointly and severally liable for the obligations of Tenant hereunder.

         F. Law. The term "law" shall mean any judicial decision, statute, constitution, ordinance, resolution, regulation, rule, administrative order, or other published and available requirement of any government agency or authority having jurisdiction over the parties to this Lease or the Premises or both, in effect at the Commencement Date of this Lease or any time during the Lease Term, including, without limitation, any regulation, order, or policy of any quasi-official entity or body (e.g., board of fire examiners, public utility or special district).

         G. Agent. As used herein the term "Agent" shall mean, with respect to either Landlord or Tenant, its respective agents, employees, contractors (and their subcontractors), and invitees (and in the case of Tenant, its subtenants).

         H. WAIVER OF JURY TRIAL. LANDLORD AND TENANT HEREBY WAIVE THEIR RESPECTIVE RIGHT TO TRIAL BY JURY OF ANY CAUSE OF ACTION, CLAIM COUNTERCLAIM OR CROSS-COMPLAINT IN ANY ACTION, PROCEEDING, AND/OR HEARING BROUGHT BY EITHER LANDLORD AGAINST TENANT OR TENANT AGAINST LANDLORD ON ANY MATTER WHATSOEVER ARISING OUT OF, OR AN ANY WAY CONNECTED WITH, THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, TENANT'S USE OR OCCUPANCY OF THE PREMISES OR ANY CLAIM OF INJURY OR DAMAGE, OR THE ENFORCEMENT OF ANY REMEDY UNDER ANY LAW, STATUTE, OR REGULATION, EMERGENCY OR OTHERWISE, NOW OR HEREAFTER IN EFFECT.

                  INITIALS:       LANDLORD [ILLEGIBLE]
                                           --------------

                                  TENANT [ILLEGIBLE]
                                         ----------------

32. Sign. Subject to all necessary governmental approvals, Tenant shall have the right to place identifying signs on the exterior of the Building and on a sign monument at the entrance to the Project. The location and size of such sign shall be subject to Landlord's approval, which shall not be unreasonably withheld or delayed. Tenant may place additional signs or decorations on the exterior of the Building or on the Parcel with the prior written consent of Landlord, which consent will not be unreasonably withheld or delayed.

33. Interest on Past Due Obligations. Any Monthly Installment of rent or any other sum due from Tenant under this Lease which is received by Landlord after the date the same is due shall bear interest from said due date until paid, at an annual rate equal to the lesser of (the "Permitted Rate"): (1) twelve percent (12%); or (2) five percent (5%) plus the rate established by the Federal Reserve Bank of San Francisco, as of the twenty-fifth (25th) day of the month immediately preceding the due date, on advances to member banks under Section 13 and 13 (a) of the Federal Reserve Act, as now in effect or hereafter from time to time amended. Payment of such interest shall not excuse or cure any default by Tenant. In addition, Tenant shall pay all reasonable costs and attorneys' fees incurred by Landlord in collection of such amounts.

34. Surrender of the Premises. On the last day of the term hereof, or on the sooner termination of this Lease, Tenant shall surrender the Premises and the Building A Exclusive Areas to Landlord in their condition existing as of the Commencement Date of this Lease, ordinary wear and tear and damage from casualty or condemnation excepted (unless caused by the negligence or willful misconduct of Tenant or Tenant's agents, employees or contractors), with all interior walls cleaned, and repaired or replaced, all carpets shampooed and cleaned, the air conditioning and heating equipment serviced and repaired by a reputable and licensed service firm, all floors cleaned and waxed, all to the reasonable satisfaction of Landlord. Tenant shall remove all of Tenant's personal property and trade fixtures from the Premises, and all property not so removed shall be deemed abandoned by Tenant. Tenant, at its sole cost, shall repair any damage to the Premises and the Building A Exclusive Areas caused by the removal of Tenant's personal property, machinery and equipment, which repair shall include, without limitation, the patching and filling of holes and repair of structural damage. If the Premises and the Building A Exclusive Areas are not so surrendered at the termination of this Lease, Tenant shall indemnify, defend, protect and hold Landlord harmless from and against loss or liability resulting from delay by Tenant in so surrendering the Premises and the Building A Exclusive Areas including without limitation, any claims made by any succeeding tenant or losses to Landlord due to lost opportunities to lease to succeeding tenants.

35. Authority. The undersigned parties hereby warrant that they have proper authority and are empowered to execute this Lease on behalf of Landlord and Tenant, respectively.

36. Public Record. This Lease is made subject to all matters of public record affecting title to the property of which the Premises are a part. Tenant shall abide by and comply with all matters of public record now or hereafter affecting the Premises and any amendment thereof. The preceding notwithstanding, Tenant shall not be responsible for correcting any violations existing as of the date possession of the Premises is delivered to Tenant of the provisions of any document which is of public record and affecting the Premises or the Parcel.

37. Brokers. Tenant represents and warrants to Landlord that it has dealt solely with CB Commercial with respect to this transaction and hereby agrees to indemnify and hold Landlord harmless from and against any brokerage commission or fee, obligation, claim or damage (including attorneys' fees) paid or incurred respecting any other broker claiming through Tenant or with which/whom Tenant has dealt. It is acknowledged that one or more of Landlord's partners may be real estate brokers. Landlord shall pay and be solely responsible for all commissions due CB Commercial pursuant to a separate written agreement between Landlord and CB Commercial and any other persons or entities representing or claiming under or through Landlord in connection with this transaction. Landlord hereby indemnifies and agrees to defend and hold harmless Tenant from and against all claims, demands, liabilities, damages and expenses (including, without limitation, attorneys' fees and costs) from all such persons or entities.

38. Limitation on Landlord's Liability. Tenant, for itself and its successors and assigns (to the extent this Lease is assignable), hereby agrees that in the event of any actual, or alleged, breach or default by Landlord under this Lease that:

         (A) Tenant's sole and exclusive remedy against Landlord shall be as against the assets owned by Landlord (including, without limitation, Landlord's interest in the Building and Parcel, and any insurance proceeds available to Landlord), but not against the individual assets of Landlord's partners;

         B) No partner or officer of any partner of Landlord shall be sued or named as a party in a suit or action (except as may be necessary to secure jurisdiction of the partnership);

         C) No service of process shall be made against any partner of Landlord (except as may be necessary to secure jurisdiction of the partnership);

         D) No partner of Landlord shall be required to answer or otherwise plead to any service of process;

         E)       No judgment will be taken against any partner of Landlord;

         F) Any judgment taken against any partner of Landlord maybe vacated and set aside at any time nunc pro tunc;

         G) No writ of execution will ever be levied against the assets of any partner of Landlord;

         H)       The covenants and agreements of Tenant set forth in this
                  Section 38 shall be enforceable by Landlord and any partner of Landlord.

39.      Hazardous Material.

         A. Definitions. As used herein, the term "Hazardous Material" shall mean any substance: (i) the presence of which requires investigation or remediation under any federal, state or local statutes, regulation, ordinance, order, action, policy or common law; (ii) which is or becomes defined "hazardous waste," "hazardous substance," pollutant or contaminant under any federal, state or local statute, regulation, rule or ordinance or amendments thereto including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. Section 9601 et seq.) and/or the Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.); (iii) which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic, or otherwise hazardous and is or becomes regulated by any governmental authority, agency, department, commission, board, agency, or instrumentality of the United States, the State of California or any political subdivision thereof; (iv) the presence of which on the Premises poses or threatens to pose a hazard to the health or safety of persons on or about the Premises; (v) without limitation which contains gasoline, diesel fuel, or other petroleum hydrocarbons; (vi) without limitation which contains polychlorinated biphenyls (PCBs), asbestos or urea formaldehyde foam insulation; or (vii) without limitation radon gas.

         B. Landlord's Indemnity. Landlord shall indemnify, defend, protect and hold Tenant harmless from and against all liabilities, claims, penalties, fines, response costs and other expenses (including, but limited to, reasonable attorneys' fees and consultants' fees and costs) arising out of, resulting from, or caused by any Hazardous Material used, generated, discharged, transported to or from, stored or disposed of by Landlord or its Agents in, on, under, over, through or about the Premises and/or the surrounding real property. Landlord further agrees not to hold Tenant responsible for the cleanup or remediation of any Hazardous Materials that exist, if any, in, on or under the Parcel or the Premises as of the date possession of the Premises is delivered to Tenant (unless the same was generated or caused to be present by Tenant or its agents, employees or contractors). Nothing stated herein (including, without limitation, the terms of the immediately preceding sentence) shall be interpreted or construed as creating an obligation on Landlord to indemnify or defend Tenant against liabilities, claims, penalties, fines, response costs and other expenses (including, without limitation, attorneys' fees and consultants' fees and costs) arising out of, resulting from, or caused by any Hazardous Materials used, generated, discharged, transported to or from, stored or disposed of by a person or entity other than Landlord or its Agents.

         C. Permitted Use. Subject to the compliance by Tenant with the provisions of Subparagraphs D, E, F, G, I, J and K below, Tenant shall be permitted to use and store on the Premises those Hazardous Materials listed in Exhibit "D" attached hereto in the quantities attached set forth in Exhibit "D" and such additional Hazardous Materials as are reasonably required or necessary in connection with Tenant's business. Unless such new Hazardous Materials are described in a HMMP (as described below) furnished to Landlord, promptly following Tenant's use of any Hazardous Materials that are not described on Exhibit "D" attached hereto, Tenant shall notify Landlord in writing of the name of the new Hazardous Materials being used by Tenant and the estimated quantities of such Hazardous Materials being used.

         D. Hazardous Materials Management Plan. Prior to Tenant using, handling, transporting or storing any Hazardous Material at or about the Premises (including, without limitation, those listed in Exhibit "D"). Tenant shall submit to Landlord a Hazardous Materials Management Plan ("HMMP") for Landlord's review and approval, which approval shall not be unreasonably withheld. The HMMP shall describe: (i) the approximate quantities of each material to be used, (ii) the purpose for which each material is to be used (subject to Tenant's requirements for maintaining the confidentiality of its trade secrets), (iii) the method of storage of each material, (iv) the method of transporting each material to and from the Premises and within the Premises, (v) the methods Tenant will employ to monitor the use of the material and to detect any leaks or potential hazards, and (vi) any other information any department of any governmental entity (city, state or federal) requires prior to the issuance of any required permit for the Premises or during Tenant's occupancy of the Premises. Landlord may, but shall have no obligation to review and approve the foregoing information and HMMP, and such review and approval or failure to review and approve shall not act as an estoppel or otherwise waive Landlord's rights under this Lease or relieve Tenant of its obligations under this lease. If Landlord determines in good faith by inspection of the Premises or review of the HMMP that the methods in use or described by Tenant are not adequate in Landlord's good faith judgment to prevent or eliminate the existence of environmental hazards, then Tenant shall not use, handle, transport, or store such Hazardous Materials at or about the Premises unless and until such methods are approved by an environmental consultant reasonably approved by Landlord and Tenant and added to an approved HMMP. Tenant shall strictly comply with the HMMP and shall not change its use, operations or procedures with respect to Hazardous Materials without submitting an amended HMMP for Landlord's review and approval as provided above.

         E. Use Restriction. Except as specifically allowed in Subparagraph C above, Tenant shall not cause or permit any Hazardous Material to be used, stored, generated, discharged, transported to or from, or disposed of in or about the Premises, or any other land or improvements in the vicinity of the Premises. Without limiting the generality of the foregoing, Tenant, at its sole cost, shall comply with all Laws relating to the storage, use, generation, transport, discharge and disposal by Tenant or its Agents of any Hazardous Material. If the presence of any Hazardous Material on the Premises caused or permitted by Tenant or its Agents results in contamination of the Premises or any soil, air, ground or surface waters under, through, over, on, in or about the Premises, Tenant, at its expense, shall promptly take all actions necessary to return the Premises and/or the surrounding real property to the condition required by applicable governmental authorities or agencies. The obligation of Tenant to return the Premises and/or surrounding property to the condition required by applicable governmental authorities or agencies shall not limit, reduce or alter in any manner Tenant's indemnity obligation under Subparagraph F below; it being understood and agreed by Tenant that, although hypothetically the applicable governmental agencies may allow Tenant to keep on the Premises, or encapsulate thereunder, certain traces of a Hazardous Material(s) and not remove all of it from the Premises, if Tenant suffers any damages, liabilities or losses as a result of such Hazardous Materials remaining on the Premises or the Parcel or migrating onto another property (including, without limitation, diminution in the fair market value of the Premises or Parcel, diminution in the fair rental value of the Premises or Parcel, inability to finance or refinance the Premises or Parcel or inability to lease or sell the Premises or Parcel), Tenant shall be liable for such damages, liabilities or losses under the terms of Subparagraph F below.

         F. Tenant Indemnity. Tenant shall defend, protect, hold harmless and indemnify Landlord and its Agents and Lenders with respect to all actions, claims, losses (including, diminution in value of the Premises), fines, penalties, fees, (including, but not limited to, reasonable attorneys' and consultants' fees and costs) costs, damages, liabilities, remediation costs, investigation costs, response costs and other expenses arising out of, resulting from, or caused by any Hazardous Material used, generated discharged, transported to or from, stored, or disposed of by Tenant or its Agents in, on, under, over, through or about the Premises and/or the surrounding real property. Tenant shall not suffer any lien to be recorded against the Premises as a consequence for the disposal of any Hazardous Material on the Premises by Tenant or its Agents, including any so called state, federal or local "super fund" lien related to the "clean up" of any Hazardous Material in, over, on, under through, or about the Premises.

         G. Compliance. Tenant shall immediately notify Landlord of any governmentally required test, investigation, or enforcement proceeding against Tenant or the Premises concerning any Hazardous Material in, on, under or about the Premises or allegedly used in, on, under or about the Premises. Any remediation plan prepared by or on behalf of Tenant must be submitted to Landlord prior to conducting any work pursuant to such plan and prior to submittal to any applicable government authority and shall be subject to Landlord's consent. Tenant acknowledges that Landlord, as the owner of the Parcel and Buildings located thereon, at its election, shall have the sole right to negotiate, defend, approve and appeal any action taken or order issued with regard to any Hazardous Material by any applicable governmental authority. The preceding sentence notwithstanding, Landlord agrees that if governmental enforcement action is taken against Landlord with respect to any Hazardous Materials discharged or released or caused to be present on, in or under the Parcel or Building B, then Landlord shall promptly notify Tenant of such enforcement action and Tenant shall be entitled to participate in any negotiations with the applicable governmental agency concerning the clean up, remediation or monitoring of such Hazardous Materials. Nothing stated herein shall preclude Landlord from settling or compromising any claims or actions initiated against it or from entering into any monitoring or remediation plan for which Tenant has an obligation of indemnity hereunder.

         H. Assignment and Subletting. It shall not be unreasonable for Landlord to withhold its consent to any proposed assignment or subletting if the proposed assignee or subtenant has been required by any prior landlord, lender, or governmental authority to "clean up" or remediate any Hazardous Material and has failed to promptly do so; provided that the foregoing will not apply in the case of a Fortune 1,000 Company. Landlord shall not unreasonably withhold its consent to any proposed assignment or subletting if (i) the proposed assignee's or subtenant's anticipated use of the Premises involves the storage, generation, discharge, transport, use or disposal of any Hazardous Material not permitted under Subparagraph C above; or (ii) if the proposed assignee or subtenant is subject to investigation or enforcement order or proceeding by any governmental authority in connection with the use, generation, discharge, transport, disposal or storage of any material amount of Hazardous Material.

         I. Surrender. Upon the expiration or earlier termination of the Lease, Tenant, at its sole cost, shall remove all Hazardous Materials from the Premises that Tenant or its Agents introduced to the Premises. If Tenant fails to so surrender the Premises, Tenant shall indemnify, protect, defend and hold Landlord harmless from and against all damages resulting from Tenant's failure to surrender the Premises as required by this Paragraph, including, without limitation, any actions, claims, losses, liabilities, fees (including, but not limited to, reasonable attorneys' fees and consultants' fees and costs), fines, costs, penalties, or damages in connection with the presence of such Hazardous Materials at the Premises including, without limitation, damages occasioned by the inability to relet the Premises or a reduction in the fair market and/or rental value of the Premises by reason of the existence of any Hazardous Materials in, on, over, under, through or around the Premises introduced by Tenant.

         J. Right to Appoint Consultant. Landlord shall have the right to appoint a consultant, reasonably acceptable to Tenant, to conduct an investigation to determine whether any Hazardous Material is being used, generated, discharged, transported to or from, stored or disposed of in, on, over, through, or about the Premises, in an appropriate and lawful manner. If Tenant has violated any Law or covenant in this Lease regarding the use, storage or disposal of Hazardous Materials on or about the Premises, Tenant shall reimburse Landlord for the reasonable cost of such investigations applicable to the discovery of Tenant's violation and future investigations of the environmental condition of the Parcel reasonably undertaken by or on behalf of Landlord to confirm the violation has been cured. Tenant, at its expense, shall comply with all reasonable recommendations of the consultant required to conform Tenant's use, storage or disposal of Hazardous Materials to the requirements of applicable Law or to fulfill the obligations of Tenant hereunder.

         K. Holding Over. If any action of any kind is required to be taken by any governmental authority to clean-up, remove, remediate or monitor Hazardous Material (the presence of which is the result of the acts or omissions of Tenant or its Agents) and such action is not completed prior to the expiration or earlier termination of the Lease, Tenant shall be deemed to have impermissibly held over until such time as such required action is completed, and Landlord shall be entitled, subject to Landlord's obligation to attempt to reasonably mitigate its damages, to all damages directly or indirectly incurred in connection with such holding over, including without limitation, damages occasioned by the inability to re-let the Premises or a reduction of the fair market and/or rental value of the Premises.

         L. Existing Environmental Reports. Tenant hereby acknowledges that it has received, read and reviewed the reports and test results described in Exhibit "E" attached hereto and made a part hereof (the "Existing Environmental Reports").

         M. Provisions Survive Termination. The provisions of this Paragraph 39 shall survive the expiration or termination of this Lease.

         N. Controlling Provisions. The provisions of this Paragraph 39 are intended to govern the rights and liabilities of the Landlord and Tenant hereunder respecting Hazardous Materials to the exclusion of any other provisions in this Lease that might otherwise be deemed applicable. The provisions of this Paragraph 39 shall be controlling with respect to any provisions in this Lease that are inconsistent with this Paragraph 39.

40.      First Opportunity to Lease.

         A. Definitions. As used in this Paragraph 40, the following terms shall have the following meanings:

                  (1) "First Opportunity Space" shall mean that certain 154,080 space commonly known as "Building B" and the Building B Exclusive Areas.

                  (2) "Xerox Lease" shall mean the existing lease, as the same has been amended, between Landlord and Xerox Corporation, a New York corporation ("Xerox") covering the First Opportunity Space.

         B. First Opportunity to Lease. Provided that (i) Tenant is not in default under this Lease; (ii) this Lease is in full force and effect; and, iii) Tenant has not assigned this Lease and is in physical occupancy of at least fifty percent (50%) of the area of the Premises (excluding transfers not requiring Landlord's consent hereunder); then, and only then, Tenant shall have the right to lease the First Opportunity Space, as the First Opportunity Space becomes available upon the expiration or sooner termination of the Xerox Lease subject, however, to the following terms and conditions.

         C. Landlord's Notice. If Landlord proposes to lease the First Opportunity Space to a prospective tenant after the expiration or sooner termination of Xerox Lease and all conditions set forth in Subparagraph B above are satisfied, then Landlord shall notify Tenant in writing ("Landlord's Notice") of the following basic business terms upon which Landlord is willing to lease such space (collectively referred to herein as the "Basic Business Terms"): (i) the description of the particular First Opportunity Space then available (the "Proposed Space");
                  (ii) the term of the lease; (iii) the tenant improvements Landlord is willing to construct or that it will require to be constructed and the contribution Landlord is willing to make to pay for such tenant improvements, if any; (iv) the rent for the initial term or the formula to be used to determine such rent (including, if applicable the rental commencement date, Tenant's share of taxes, assessments, operating expenses, insurance costs and the like); (v) any option or options to extend (including the rent to be charged or the formula for such charges during the extension periods); and (vi) any other material business term Landlord elects to specify.

         D. Second Lease. If, within five (5) business days after receipt of Landlord's Notice, Tenant delivers to Landlord in writing Tenant's agreement to lease the Proposed Space on the Basic Business Terms stated in Landlord's Notice, and within five
                  (5) business days after Tenant's receipt of a written lease in substantially the same form as this Lease with the Basic Business Terms incorporated therein (the "Second Lease"), Tenant executes and returns to Landlord the Second Lease, Landlord shall lease to Tenant and Tenant shall lease from Landlord the Proposed Space on the terms and conditions contained in the Second Lease, provided, however, that this Lease shall be modified to include, and the Second Lease shall include, a cross-default provision providing that Tenant will be in default under both the Second Lease and this Lease, if Tenant is in default under either Lease.

         E. Failure to Exercise. If Tenant does not indicate in writing its agreement to lease the Proposed Space on the terms contained in Landlord's Notice within the five (5) business day time period, or if Tenant does not execute and return to Landlord the Second Lease within five (5) business days after Tenant's receipt thereof, then Landlord shall thereafter have the unfettered right to lease the Proposed Space to any third party on terms and conditions not substantially more favorable to the tenant than those set forth in the Basic Business Terms. For purposes of this subparagraph E., the term "substantially more favorable" shall mean a rental rate of less than ninety-five percent (95%) of the rental rate offered to Tenant in the Basic Business Terms and/or a deviation of more than five percent (5%) in the overall economics of the offer described in the Basic Business Terms. If Landlord proposes to lease the Proposed Space on substantially more favorable terms that those submitted to Tenant, then Landlord must resubmit the modified terms to Tenant, and Tenant shall have the right to accept or reject such modified terms, in accordance with subparagraphs C. and D. above.

         F. Termination. The provisions of this Paragraph shall terminate upon (i) the expiration of earlier termination of this Lease; or (ii) any assignment by Tenant of its interest in this Lease or the subletting by Tenant of substantially all of the Premises for substantially all of the remainder of the Lease Term (except for any Transfer not requiring Landlord's consent under this Lease). Tenant's failure to exercise its right to lease granted herein as to any particular Proposed Space shall not terminate Tenant's right to lease any subsequently available Proposed Space.

41. Effectiveness of Lease. The effectiveness of this Lease is expressly conditioned upon (i) the execution by Landlord and Xerox of an amendment to the Xerox Lease, which amendment shall be in form and substance acceptable to Landlord in Landlord's sole discretion and will, among other things, reduce the size of the premises leased by Xerox under the Xerox Lease by terminating the Xerox Lease with respect to the Premises leased to Tenant herein, and (ii) the granting of written consent by The Sumitomo Bank Limited ("Sumitomo") to the above-described amendment of the Xerox Lease and to this Lease. If either of the aforementioned conditions are not satisfied on or before June 15, 1996, this Lease shall automatically terminate and shall be of no further force or effect. Upon satisfaction of both of the aforementioned conditions by June 15 1996, this Lease shall not terminate pursuant to this Paragraph 42, and shall be binding on and enforceable against Landlord and Tenant. Landlord shall notify Tenant in writing promptly upon satisfaction of both conditions.

IN WITNESS WHEREOF, the parties have executed this Agreement on the dates set forth below.

LANDLORD:                                       TENANT:

SOUTH BAY/EDENVALE ASSOCIATES,                  WESTERN DIGITAL CORPORATION,
a California general partnership                a Delaware corporation

By: M & ASSOCIATES, a California                By: /s/ Richard M. Salvi
    general partnership                             ----------------------------

By: /s/ James D. Mair                           Printed: Richard M. Salvi
    -----------------------------
                                                Title: Vice President
Printed: James D. Mair
                                                Dated: 6/4/96
Title: General Partner

Dated: 6/11/96

                                   EXHIBIT "A"

                               BUILDING SITE PLAN

                                [To Be Attached]

                                    EXHIBIT A

All that certain real property situate in the City of San Jose, County of Santa Clara, State of California, described as follows:

Parcels 2 and 3, as shown on the Parcel Map filed for record in the Office of the Recorder of the County of Santa Clara, State of California on September 26, 1991 in Book 630 of Maps, Pages 39 and 40.

                                   EXHIBIT "B"

All that certain real property situated in the City of San Jose, County of Santa Clara, State of California, described as follows:

Parcel 1, as shown on the Parcel Map filed for record in the Office of the Recorder of the County of Santa Clara, State of California on September 26, 1991 in Book 630 of Maps, Pages 39 and 40.

                                   EXHIBIT "C"

                              IMPROVEMENT AGREEMENT

         This Improvement Agreement is made part of that Lease dated June 3, 1996 (the "Lease") by and between SOUTH BAY/EDENVALE ASSOCIATES, a California general partnership ("Landlord") and WESTERN DIGITAL CORPORATION, a Delaware corporation ("Tenant"). Landlord and Tenant agree that the following terms are part of the Lease:

         1. Purpose of Improvement Agreement. The purpose of the Improvement Agreement is to set forth the rights and obligations of Landlord and Tenant with respect to the construction of the Tenant Improvements in the Premises.

         2. Definitions. As used in this Improvement Agreement, the following terms shall have the following meanings, and initially capitalized terms which are not defined below, but which are defined in the Lease and which are used in this Improvement Agreement, shall have the meanings ascribed to them in the Lease:

                  (a) Final Tenant Improvement Plans. The term "Final Tenant Improvement Plans" shall mean those plans and specifications for the Tenant Improvements to be constructed by Tenant which are to be prepared by Tenant and approved by Landlord pursuant to Paragraph 3 below.

                  (b) Tenant Improvements. The term "Tenant Improvements" shall mean the tenant improvements to be constructed by Tenant in accordance with the Final Tenant Improvement Plans.

                  (c) TI Costs. The terms "TI Costs" shall mean and include all costs and expenses incurred by Tenant for any or all of the following: architectural and engineering fees and costs, all building permits fees and taxes and other governmental fees and taxes required for the construction and occupancy of the Tenant Improvements. all of Tenant's contractors' and subcontractors' prices and fees for constructing the Tenant Improvements, including the cost of all partitions, utility systems, fire sprinkler systems, heating, ventilating and air conditioning systems and equipment, roof screens, electrical distribution facilities, wiring, lighting, ceilings, installations of fixtures and equipment, restrooms, carpeting, and all other improvements and alterations required to prepare the Building for occupancy by Tenant in accordance with the Final Tenant Improvement Plans. However, "TI Costs" shall not include any costs and expenses incurred (a) to remove any cabling left in the Premises by the prior tenant of the Building, (b) to repair any water leaks at the joints between the window frame and the exterior walls of the Building,
(c) to repair the roof of the Building so that it is water tight, or (d) to repair the HVAC system in the Premises so that it is in good condition and repair; it being understood and agreed that Landlord shall perform such work, at no cost to Tenant, as provided in Paragraph 14 of the Lease.

                  (d) Maximum TI Allowance. The term "Maximum TI Allowance" shall mean a sum equal to Six Hundred Sixty-five Thousand Five Hundred Fifty Dollars ($665,550).

                  (e) Excess TI Costs. The term "Excess TI Costs" shall mean all TI Costs in excess of the Maximum TI Allowance.

         3.       Design of Tenant Improvements.

                  (a) Preliminary Tenant Improvement Plans. Tenant shall, on or before 6/15/96, prepare and deliver to Landlord for its review and approval preliminary plans for the Tenant Improvements, which preliminary plans shall show Tenant's desired floor plan, layout, electrical requirements, HVAC requirements and general requirements ins sufficient detail in order to permit Tenant's architect to prepare working drawings for the Tenant Improvements (the "Preliminary Tenant Improvement Plans"). Within five (5) business days after receipt of the Preliminary Tenant Improvement Plans, Landlord shall either approve such plans or notify Tenant in writing of any request for changes to the Preliminary Tenant Improvement Plans. If Landlord submits any request for changes, the parties shall meet and confer to develop Preliminary Tenant Improvement Plans that are acceptable to both Landlord and Tenant within five
(5) business days after Landlord has notified Tenant of its request for changes.

         At the time Tenant submits its Preliminary Tenant Improvement Plans to Landlord, Tenant shall inquire of Landlord in writing whether Landlord will require any of the proposed Tenant Improvements to be removed or surrendered at the expiration (or earlier termination) of the Lease Term. Landlord shall have ten (10) days following receipt of Tenant's written inquiry to respond to the same. In the absence of any such written inquiry by Tenant, Landlord shall give Tenant written notice, not less than ninety (90) days prior to the expiration of the Lease Term, of any of the Tenant Improvements Landlord requires to be removed. Failure of Landlord to respond timely to Tenant's inquiry or to otherwise give timely notice of the Tenant Improvements, if any, Landlord requires to be removed at the expiration (or earlier termination) of the Lease Term, shall constitute Landlord's consent to the surrender of such Tenant Improvements with the Premises. Unless Landlord requires that Tenant remove any such Tenant Improvements, the same shall, once constructed or installed in the Premises by or for Tenant, become the property of Landlord upon termination of the Lease and shall remain upon and be surrendered with the Premises at the termination of the Lease. The preceding sentence to the contrary notwithstanding, so long as no Event of Default by Tenant exists under the Lease as of the date(s) Tenant desires to remove any Tenant Improvements from the Premises and provided, further, that Tenant notifies Landlord in writing not later than 180 days prior to the expiration of the Lease Term of the Tenant Improvements that Tenant desires to remove from the Premises prior to the expiration of the Lease Term, Tenant shall have the right to remove any such Tenant Improvements from the Premises prior to the expiration of the Lease Term, except that Tenant shall then restore the portion of the Premises from which such Tenant Improvements are removed to the condition existing immediately prior to the installation or construction of such Tenant Improvements so removed and Tenant shall repair all damage, if any, to the Premises caused by such removal. Any Tenant Improvements that Landlord timely requests be removed from the Premises at the expiration (or earlier termination of the Lease Term), shall be so removed by Tenant at its sole cost, and Tenant shall repair all damage, if any, to the Premises caused by such removal.

                  (b) Development and Approval of Tenant Improvement Plans. Once the Preliminary Tenant Improvement Plans have been approved by Landlord and Tenant, Tenant shall cause Tenant's architect to complete and submit to Landlord for its approval final working drawings for the Tenant Improvements that are consistent with and are logical evolutions of the Preliminary Tenant Improvement Plans approved by the parties. Landlord shall approve the final working drawings for the Tenant Improvements or notify Tenant in writing of its specific request for changes within five (5) business days after receipt of the working drawings from Tenant. If Landlord submits any request for changes, the parties shall confer and reach agreement upon the final working drawings for the Tenant Improvements within five (5) business days after Landlord has notified Tenant of its request for changes. When Landlord and Tenant agree upon the final working drawings for the Tenant Improvements, a representative of each shall sign the same. The final working drawings so approved by Landlord and Tenant are referred to herein as the "Final Improvement Plans".

         4. Construction of Tenant Improvements. Prior to the commencement of the construction of the Tenant Improvements, Tenant shall submit to Landlord for its approval Tenant's general contractor for the Tenant Improvements. Landlord shall have the right but not the obligation nor the duty, to disapprove any such contractor who, in Landlord's good faith determination, is financially or otherwise unqualified. The failure of Landlord to disapprove a contractor shall not constitute a warranty that any contractor not so disapproved is in fact qualified. Following Landlord's approval of the Final Tenant Improvement Plans and Tenant's contractor, Tenant shall promptly commence construction and installation of the Tenant Improvements and shall thereafter pursue the same diligently to completion. Any damage to the Building caused by Tenant or its contractors or subcontractors in connection with the construction of the Tenant Improvements shall be repaired at Tenant's expense. Tenant shall be responsible for obtaining all necessary permits and approvals required for the construction and installation of the Tenant Improvements and Landlord agrees to reasonably cooperate at no cost to it with Tenant in obtaining the same. All work done in connection with the Tenant Improvements shall be performed in compliance with all applicable laws, ordinances, rules, orders and regulations of all federal, state, county and municipal governments or agencies now in force or that may be enacted hereafter and with all directives rules and regulations of the fire marshal, health officer, building inspector or other proper officers of any governmental agency now having or hereafter acquiring jurisdiction.

         5. Changes to Approved Plans. There shall be no changes to the approved Final Tenant Improvement Plans without the prior written consent of Landlord except that Landlord's consent shall not be required for non-material deviations rendered necessary or appropriate by on-site conditions or required by building inspectors or similar government agencies. All change orders requested by Tenant shall be made in writing. Any change not approved or disapproved by Landlord within five (5) business days of Landlord's receipt of detailed plans and specifications therefor shall be deemed disapproved. Landlord shall not withhold or delay its consent unreasonably.

         6. Purpose of Maximum TI Allowance. The Maximum TI Allowance shall be used by Tenant to design and construct the Tenant Improvements in the Building.

         7. Payment of TI Costs. The TI Costs for the Tenant Improvements shall be paid by Landlord and Tenant as follows:

                  (a) Maximum TI Allowance. Landlord shall contribute the Maximum TI Allowance toward the TI Costs, in the manner set forth below, but subject to the satisfaction of the conditions set forth in Paragraphs 8 and 9 below. In no event shall Landlord be required to contribute more than the Maximum TI Allowance toward the costs of designing and constructing the Tenant Improvements.

                  (b) Excess TI Costs. Tenant shall pay the full amount of all Excess TI Costs, in the manner set forth below.

                  (c) Progress Payments During Construction. During the course of construction of the Tenant Improvements, each progress payment due to Tenant's contractor or to any subcontractor or material supplier shall be paid by Landlord and Tenant as follows: (i) Landlord shall pay a fraction of each progress or other payment, which fraction shall have as its numerator the Maximum TI Allowance and shall have as its denominator Tenant's estimate of the total TI Costs to complete construction of the Tenant Improvements (it being understood and agreed, however, that in no event shall Landlord be required to contribute more than the Maximum TI Allowance toward the costs of designing and constructing the Tenant Improvements); and (ii) Tenant shall pay the balance of each progress or other payment. If Tenant's construction contract does not otherwise provide for a retention of at least ten percent (10%) then Landlord's portion of each progress payment shall be reduced by ten percent (10%) and such ten percent (10%) retention shall be paid by Landlord to Tenant thirty-five (35) days after the timely filing of a Notice of Completion or, if no Notice of Completion is filed, then ninety-five (95) days after substantial completion of the Tenant Improvements, in each case assuming such period shall expire without the filing of any lien claims. If lien claims are filed, such retention shall be paid within ten (10) days after presentation to Landlord of appropriate recorded lien releases, surety bonds or other evidence satisfactory to Landlord that such lien has been removed or released from record title.

         8. Conditions Precedent. Landlord shall not be obligated to make any disbursements of the Maximum TI Allowance to or for the benefit of Tenant unless at the time of each request for disbursement, all of the following conditions are satisfied:

                  (a) Such request shall be made (except with respect to disputed claims made within ninety (90) days after completion) prior to the date which is one (1) year following the Commencement Date;

                  (b) There shall exist no Event of Default hereunder or under the Lease;

                  (c)      The Lease shall be in full force and effect;

                  (d) Tenant shall have furnished to Landlord bills and statutory releases of lien rights covering work done and/or materials furnished in connection with the construction of the Tenant Improvements.

         9. Disbursement Procedures. Tenant may request disbursements from the Maximum TI Allowance not more frequently than once each month. No disbursements shall be made until Landlord has approved the Final Tenant Improvement Plans. Each request for disbursement shall be accompanied by (i) an itemized statement, in form and content reasonably acceptable to Landlord; (ii) statutory lien releases from all persons and entities providing work or materials covered by such statement; and (iii) invoices, vouchers, statements, affidavits and/or other documents in a form reasonably acceptable to Landlord which substantiate and justify the disbursement requested. Landlord shall make disbursements of the Maximum TI Allowance within thirty (30) days after Landlord's receipt of each fully completed disbursement request directly to Tenant or, at Landlord's option upon notice to Tenant, directly to contractors, contractors, laborers or suppliers entitled thereto. Prior to or at the time of each disbursement hereunder for construction costs, Tenant shall deliver to Landlord statutory lien waivers from Tenant's prime contractor to whom funds were disbursed under the previous disbursement.

         10. Inspections. In addition to Landlord's right under the Lease to enter the Premises for the purpose of posting notices of nonresponsibility, Landlord, its officers, agents or employees, shall have the right at all reasonable times to enter upon the Premises and inspect the Tenant Improvements to determine that the same are in conformity with the Final Tenant Improvement Plans and all requirements hereof. Landlord, however, is under no obligation to supervise, inspect or inform Tenant of the progress of construction and Tenant shall not rely upon Landlord therefor. While on the Premises, Landlord shall not unreasonably interfere with the progress of construction.

         11. Protection Against Lien Claims. In addition to the Lease, Tenant agrees to fully pay and discharge all claims for labor done and materials and services furnished in connection with the construction of the Tenant Improvements, to diligently file or procure the filing of a valid Notice of Completion upon completion of construction or within ten (10) days thereafter, to diligently file or procure the filing of a Notice of Cessation upon a cessation of labor on the Tenant Improvements for a continuous period of thirty
(30) days or more, and to take all other reasonable steps to forestall the assertion of claims of lien against the Premises, the Parcel, or any part thereof or right or interest appurtenant thereto.

         12. Default. Each of the following events shall constitute an Event of Default hereunder:

                  (a) Substantial deviations in construction work from the Final Tenant Improvement Plans, without the prior approval of Landlord (not to be withheld or delayed unreasonably) or the appearance of defective workmanship or materials when said deviations or defects are not corrected within thirty
(30) days after written notice thereof;

                  (b) Cessation of construction work prior to the completion of the Tenant Improvements for a continuous period of thirty (30) days or more for causes other than causes beyond the reasonable control of Tenant;

                  (c) The filing of any claim of lien against the Premises, the Parcel, or any part thereof, in connection with the Tenant Improvements, and the continued maintenance of said claim of lien for a period of forty-five (45) days after notice to Tenant thereof without discharge or satisfaction thereof or provision therefor satisfactory to Landlord (at Landlord's sole discretion), provided that recording of a surety bond pursuant to the terms of Civil Code
Section 3143 in the amount of one and one-half (1 1/2) of the amount of such lien claim shall constitute satisfactory provision; or

                  (d) The occurrence of a Event of Default by Tenant under the Lease.

         13. Remedies. In the event of a default by Tenant hereunder, Landlord shall thereafter have no further obligation to disburse any portion of the Maximum TI Allowance, unless and until such default is cured. In addition, Landlord shall have the right (but not the obligation) to enter upon the Premises and take over and complete the construction of the Tenant Improvements, to make disbursements from the Maximum TI Allowance, and to discharge or replace the contractors or subcontractors performing such work. In no event shall Landlord be required to expend its own funds to complete the Tenant Improvements if the Maximum TI Allowance is insufficient. Where substantial deviations from the Final Tenant Improvement Plans have occurred which have not been approved in accordance with Paragraph 5 above, or defective or unworkmanlike labor or materials are being used in construction of the Tenant Improvements, Landlord shall have the right to immediately order stoppage of all construction and demand that such condition be corrected. After issuance of such an order in writing, no further work shall be done on the Tenant Improvements without the prior written consent of Landlord unless and until said condition has been corrected to Landlord's reasonable satisfaction, and upon correction, Landlord shall promptly consent to the continuation of construction.

         14. Evidence of Compliance with Government Regulations. Upon completion of the Tenant Improvements, Tenant shall furnish to Landlord copies of such permits of occupancy as may be required by any public authority having jurisdiction.

         15. Indemnification. Tenant shall, at Tenant's expense, defend, indemnify, save and hold Landlord harmless from any and all claims, demands, losses, expenses, damages (general, punitive or otherwise but excluding lost profits) causes of action (whether legal or equitable in nature) asserted by any person, firm, corporation, governmental body or agency, or entity arising out of the construction of the Tenant Improvements or caused by the use of the Maximum TI Allowance. Tenant shall pay to Landlord upon demand all claims, judgments, damages, losses or expenses (including attorneys' fees) incurred by Landlord as a result of any legal action arising out of the construction of the Tenant Improvements. The provisions of this paragraph shall not apply to claims, demands, losses, expenses, damages, judgments and causes of action arising from or related to any act, neglect or misconduct of

Landlord or its Agents. The obligations of Tenant under this Paragraph 15 shall survive the expiration or earlier termination of the Lease.

IN WITNESS WHEREOF, the parties have executed this Agreement on the dates set forth below.

LANDLORD:                                      TENANT:

SOUTH BAY/EDENVALE ASSOCIATES,                 WESTERN DIGITAL CORPORATION,
a California general partnership               a Delaware corporation

By: M & ASSOCIATES, a California               By: /s/ Richard M. Salvi
    general partnership                            ----------------------------

By /s/ James D. Mair                           Printed: Richard M. Salvi
   ----------------------
                                               Title: Vice President
Printed: James D. Mair
                                               Dated: 6/4/96
Title: General Partner

Dated: 6/11/96

                                   EXHIBIT "D"

           LIST OF HAZARDOUS MATERIALS PERMITTED TO BE USED BY TENANT

                                 FIRST AMENDMENT

This First Amendment to Lease ("First Amendment") is made by and between WESTERN DIGITAL CORPORATION, A DELAWARE CORPORATION, ("Tenant") and SOUTH BAY/EDENVALE ASSOCIATES, a California general partnership ("Landlord"), as of the date set forth below with reference to the following facts:

         A. By Lease Agreement dated June 14, 1996 (the "Lease"), Landlord has leased to Tenant certain property commonly known as 5863 Rue Ferrari Drive, San Jose, California.

         B. Landlord and Tenant desire to amend the Lease to acknowledge their mutual understanding to extend the term of the Lease as provided below.

NOW THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Landlord and Tenant hereby agree as follows:

         1. Landlord and Tenant mutually agree that the address of Tenant, as defined in the second paragraph of the Lease, shall be changed from 5853 Rue Ferrari Drive, San Jose, California to 5863 RUE FERRARI DRIVE, SAN JOSE, CALIFORNIA.

All other terms and conditions of the Lease shall remain the same and in full force and effect.

         As entered into this ____ day of _________, 1996.

LANDLORD:                                     TENANT:

SOUTH BAY/EDENVALE ASSOCIATES,                WESTERN DIGITAL CORPORATION,
a California general partnership              a Delaware corporation

By:        [SIGNED]                           By: /s/ Richard M. Salvi
    -----------------------------                 ------------------------------
        James D. Mair                                 Richard M. Salvi

Title: General Partner                        Title: Vice President

Dated: __________________________             Dated: 8/7/96